UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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LIFETIME BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2015 Annual Meeting and Proxy Statement June 10, 2015 Garden City, New York

MESSAGE FROM THE CHAIRMAN AND CEO

Dear Fellow Stockholder:

I invite you to attend our 2015 Annual Meeting of Stockholders on Wednesday, June 10, 2015 at 10:30 a.m. Eastern Time, at our office, located at 1000 Stewart Avenue, Garden City, New York 11530.

At the Annual Meeting, you will be asked to elect a board of ten directors; to cast a vote to ratify the appointment of our independent registered public accounting firm; and to approve the Company’s Amended and Restated 2000 Long-Term Incentive Plan. We will also be sharing with you recent news about the Company, and you will be given the opportunity to ask questions and express your opinions about Lifetime Brands, not to mention that you also will be able to see many of the outstanding, innovative products and brands that we proudly feature in our portfolio of kitchenware, tableware and other products.

Please visit our website, www.lifetimebrands.com, where you will find our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2014.

On behalf of our directors and our management team, I thank you for your continued support of Lifetime Brands.

Best regards,

/s/ Jeffrey Siegel
Jeffrey Siegel
Chairman of the Board of Directors
Chief Executive Officer
April 30, 2015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 10, 2015, 10:30 a.m. Eastern Time

1000 Stewart Avenue, Garden City, New York 11530

Notice is hereby given that the Annual Meeting of Stockholders of Lifetime Brands, Inc., a Delaware corporation (the “Company”), will be held at the office of the Company, 1000 Stewart Avenue, Garden City, New York 11530 on Wednesday, June 10, 2015 at 10:30 a.m., Eastern Time, for the following purposes:

(1)	To elect a board of directors consisting of ten directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2015;

(3)	To approve the Company’s Amended and Restated 2000 Long-Term Incentive Plan; and

(4)	To transact such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

Stockholders of record at the close of business on May 1, 2015 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s office, 1000 Stewart Avenue, Garden City, New York 11530, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting.

By Order of the Board of Directors,

/s/ Sara Shindel
Sara Shindel
Secretary
Garden City, New York
April 30, 2015

PROXY SUMMARY

2014 Highlights

During the past year, we focused on enriching our brand portfolio and product lines. To this end, we embarked on a number of critical strategic investments, including our acquisitions of Thomas Plant (Birmingham) Limited (trading as KitchenCraft), one of the largest kitchenware companies in the United Kingdom; Empire Silver Company, a manufacturer of sterling silver and pewter giftware; La Cafetière, a designer and distributor of products to brew and serve coffees and teas; and Built NY, a designer and distributor of neoprene products, including bags, totes, cases and sleeves. In March 2014, we launched Reo™, a proprietary kitchenware brand specializing in stylish, easy-to-use kitchen tools. We also significantly expanded the product line of Savora™, our design-oriented brand that has won awards in the design critique community. Going forward, we are poised to take advantage of our investments in these and other trusted brands, and expect that our strategic initiatives will enhance stockholder value.

VOTING MATTERS & BOARD RECOMMENDATIONS

Proposal No.	Proposal	Board Recommends
1	To elect a board of directors consisting of ten directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified	FOR each nominee

2	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2015	FOR

3	To approve the Company’s Amended and Restated 2000 Long-Term Incentive Plan	FOR

BOARD NOMINEES AND COMMITTEE ASSIGNMENTS

Name	Age	Main Occupation	Joined Board	Committee Assignment
Jeffrey Siegel	72	Chairman/CEO, Lifetime Brands, Inc.	1967	SP

Ronald Shiftan	70	Vice Chairman/COO, Lifetime Brands, Inc.	1984

Craig Phillips	64	Retired, Senior VP - Distribution[1], Lifetime Brands, Inc.	1974

David E. R. Dangoor	65	President, Innoventive Partners, LLC	2007	Nom/Gov, Audit, SP

Michael J. Jeary	68	President, Laughlin Constable	2005	Nom/Gov, SP (Chair), Comp

John Koegel*	63	Principal, Jo-Tan, LLC	2008	Nom/Gov (Chair), SP, Comp

Cherrie Nanninga	66	Partner, Real Estate Solutions Group	2003	Nom/Gov, Audit, Comp (Chair)

Dennis E. Reaves	72	Consultant	2013	Nom/Gov, SP

Michael J. Regan	73	Retired Certified Public Accountant	2012	Nom/Gov, Audit

William U. Westerfield	83	Retired Certified Public Accountant	2004	Nom/Gov, Audit (Chair)

Abbreviations: Nom/Gov = Nominating/Governance Committee; Audit = Audit Committee; SP = Strategic Planning Committee; Comp = Compensation Committee

* Lead Independent Director

1 Mr. Phillips retired and resigned as Senior Vice-President – Distribution, effective January 2, 2015.

CORPORATE GOVERNANCE PRACTICES

Our integrated suite of corporate governance practices includes the following:

●	a majority voting policy,
●	a lead independent director on our Board,
●	the annual election of directors,
●	a compensation philosophy for named executive officers aligning compensation with short-term and long-term performance, including drivers of stockholder value,
●	rigorous stock ownership guidelines for directors, and
●	our strong corporate citizenship, including our donation practices, our partnership with organizations such as WhyHunger and our avoidance of the use of conflict minerals.

THE BOARD OF DIRECTORS EXTENDS A CORDIAL INVITATION TO ALL STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN AS PROMPTLY AS POSSIBLE THE ENCLOSED PROXY IN THE ACCOMPANYING REPLY ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

LIFETIME BRANDS, INC.

1000 Stewart Avenue

Garden City, New York 11530

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 10, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lifetime Brands, Inc., a Delaware corporation (the “Company”, “us” or “we”), for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on May 1, 2015 are entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying proxy shall be mailed to stockholders on or about May 8, 2015.

THE MEETING

On April 30, 2015, there were 13,861,406 shares of the Company’s common stock, $0.01 par value, issued and outstanding. Each share of the Company’s common stock entitles the holder thereof to one vote on each matter submitted to a vote of stockholders at the Meeting.

All shares of common stock represented by properly executed proxies will be voted at the Meeting in accordance with the directions marked on the proxies, unless such proxies have previously been revoked. If no directions are indicated on such proxies, they will be voted FOR Proposal 1 – the election of each nominee named under Election of Directors, FOR Proposal 2 – the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2015 and FOR Proposal 3 – the approval of our Amended and Restated 2000 Long-Term Incentive Plan. If any other matters are properly presented at the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority upon such holders to vote on such matters) in accordance with their best judgment. Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of a written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company), or, if a stockholder is present at the Meeting, he or she may elect to revoke his or her proxy and vote his or her shares personally.

VOTE REQUIRED FOR APPROVAL

A majority of our outstanding shares of common stock represented at the Meeting, in person or by proxy, shall constitute a quorum. Abstentions will be counted for purposes of determining the presence or absence of a quorum. Assuming a quorum is present, (1) the affirmative vote of a plurality of the shares so represented is necessary for the election of directors, (2) the affirmative vote of a majority of the shares so represented is necessary to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm and (3) the affirmative vote of a majority of the shares so represented is necessary to approve our Amended and Restated 2000 Long-Term Incentive Plan.

With respect to Proposal 1, you may vote for all nominees, withhold your vote as to all nominees, or vote for all nominees except those specific nominees from whom you withhold your vote. The ten nominees receiving the most “FOR” votes will be elected. Properly executed proxies marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than ten directors and stockholders may not cumulate votes for the election of any directors.

With respect to Proposals 2 and 3, you may vote for, against or abstain from voting on either of these proposals.

If a stockholder, present in person or by proxy, abstains on a matter, such stockholder’s shares of common stock, although included in the quorum, will not be voted on such matter. Thus, an abstention from voting on either Proposal 2 or 3 has the same legal effect as a vote “against” the matter.

Brokers or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Meeting.

A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 3). Brokers may vote on Proposal 2 absent instructions from the beneficial owner.

HOW TO VOTE

You may vote your shares by one of the following methods:

INTERNET: To vote your shares by Internet, please visit the website listed on your proxy card or voting instruction form and follow the on-screen instructions. If you vote by Internet, you do not need to mail your proxy card.

TELEPHONE: To vote your shares by telephone, please follow the instructions on your proxy card or voting instruction form. If you vote by telephone, you do not need to mail your proxy card.

MAIL: To vote your shares by mail, please follow the instructions on your proxy card or voting instruction form. Please be sure to sign and date your completed proxy card before mailing. If you do not sign your proxy card, your votes cannot be counted. Please mail your proxy card or voting instruction form in the pre-addressed, postage-paid envelope.

IN PERSON: You may also attend the Annual Meeting and vote in person. Please bring photo identification. If you own your stock in “street name” and wish to vote your shares in person at the Annual Meeting, you must obtain and bring to the meeting a legal proxy from the bank or the brokerage firm holding your shares.

MAJORITY VOTING GOVERNANCE PRINCIPLE

Although our By-laws provide for a plurality voting standard for the election of directors, our Board of Directors has adopted, as a governance principle, a majority voting standard for uncontested director elections and a plurality voting standard for contested elections. For this purpose, a “majority of votes cast” means that the number of votes cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election. Accordingly, subsequent to the election of directors at the Annual Meeting, any elected director who is not elected by an affirmative vote of a majority of the votes cast at the Annual Meeting shall submit his or her resignation to our Board. Upon receipt by our Board of such resignation, our Board shall, in its sole judgment and discretion, within 90 days from the submission of such director’s resignation as a director of the Company, determine whether to accept or reject such director’s resignation. If our Board rejects such director’s resignation as a director of the Company, then we shall prepare and file a Form 8-K to explain our Board’s rationale for its rejection of such director’s resignation.

PROXY SOLICITATION

We will bear the cost of preparing, printing, assembling and mailing the proxy, this Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. We have retained Georgeson, Inc., a proxy solicitation firm, at an estimated cost of $7,500 plus reimbursement of expenses, to assist in soliciting proxies from brokers, banks, nominees, and institutional holders. Georgeson, Inc. may solicit votes personally or by telephone, mail or electronic means.

It is contemplated that brokerage houses will forward the proxy materials to beneficial holders at our request. In addition to the solicitation of proxies by the use of mail, our officers and other employees may solicit proxies personally, by telephone or by electronic means without being paid any additional compensation. We will reimburse such persons for their reasonable out-of-pocket expenses in accordance with the regulations of the Securities and Exchange Commission (“SEC”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of April 30, 2015 (except where otherwise noted) based on a review of information filed with the SEC and our records with respect to (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all our directors and executive officers as a group.

Name of beneficial owner	Number of shares beneficially owned	Percent of shares beneficially owned*
DIRECTORS AND EXECUTIVE OFFICERS (1)
Jeffrey Siegel	1,351,154 (2)	9.52%
Craig Phillips	684,604 (3)	4.94
Daniel Siegel	369,148 (4)	2.65
Ronald Shiftan	286,490 (5)	2.04
Laurence Winoker	156,445 (6)	1.12
Michael J. Jeary	69,886 (7)	†
David E. R. Dangoor	53,516 (8)	†
Cherrie Nanninga	48,886 (9)	†
William U. Westerfield	40,530(10)	†
John Koegel	20,371	†
Michael J. Regan	10,420	†
Dennis E. Reaves	4,844	†
All directors and executive officers as a group (12 persons)	3,096,294	20.09

Name of beneficial owner	Number of shares beneficially owned	Percent of shares beneficially owned
Wellington Management Group LLP 280 Congress Street Boston, Massachusetts 02210	1,369,201(11)	9.88
Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, Texas 78746	1,070,112(12)	7.72
Wellington Trust Company, NA c/o Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210	895,744(13)	6.46
Mill Road Capital II, L.P. 382 Greenwich Avenue, Suite One Greenwich, Connecticut 06830	981,736(14)	7.08
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	692,501 (15)	5.00

Notes:

*              Calculated on the basis of 13,861,406 shares of common stock outstanding on April 30, 2015. Pursuant to the regulations of the SEC, shares are deemed to be “beneficially owned” by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares. Each person is deemed to be the beneficial owner of securities which may be acquired within sixty days through the exercise of options, warrants, and rights, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage of the class beneficially owned by such person.

†	Less than 1%.

(1)	The address of such individuals is c/o the Company, 1000 Stewart Avenue, Garden City, New York 11530.

(2)	Consists of: (i) 1,013,311 shares owned directly by Mr. Siegel, (ii) 1,010 shares owned by Mr. Siegel’s wife and (iii) 336,833 shares issuable upon the exercise of options that are exercisable within 60 days.

(3)	Consists of: (i) 656,326 shares owned directly by Mr. Phillips and (ii) 28,278 shares held in an irrevocable trust for the benefit of Mr. Phillips.

(4)	Consists of: (i) 299,148 shares owned directly by Mr. Siegel, (ii) 6,000 shares held in an irrevocable trust, of which Mr. Siegel is the trustee, for the benefit of Katherine and Juliana Wells and (iii) 64,000 shares issuable upon the exercise of options that are exercisable within 60 days.

(5)	Consists of: (i) 114,490 shares owned directly by Mr. Shiftan and (ii) 172,000 shares issuable upon the exercise of options that are exercisable within 60 days.

(6)	Consists of: (i) 7,945 shares owned directly by Mr. Winoker and (ii) 148,500 shares issuable upon the exercise of options that are exercisable within 60 days.

(7)	Consists of: (i) 44,886 shares owned directly by Mr. Jeary and (ii) 25,000 shares issuable upon the exercise of options that are exercisable within 60 days.

(8)	Consists of: (i) 28,516 shares owned directly by Mr. Dangoor and (ii) 25,000 shares issuable upon the exercise of options that are exercisable within 60 days.

(9)	Consists of: (i) 23,886 shares owned directly by Ms. Nanninga and (ii) 25,000 shares issuable upon the exercise of options that are exercisable within 60 days.

(10)	Consists of: (i) 3,073 restricted shares held directly by Mr. Westerfield, (ii) 12,457 shares held in a revocable trust for the benefit of Mr. Westerfield’s wife and (iii) 25,000 shares issuable upon the exercise of options that are exercisable within 60 days.

(11)	Based solely on the Schedule 13G filed with the SEC on January 12, 2015. Represents shares of our common stock owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group LLP (“Wellington Management”). Wellington Management, in its capacity as investment adviser, has shared voting power with respect to 1,022,118 shares and shared dispositive power with respect to 1,369,201 shares.

(12)	Based solely on Amendment No. 5 to the Schedule 13G filed with the SEC on February 5, 2015. Represents shares of our common stock owned of record by clients of Dimensional Fund Advisors LP. Dimensional Fund Advisors LP, in its capacity as an investment adviser, has shared voting power with respect to 1,039,986 shares and shared dispositive power with respect to 1,070,112 shares. As stated in Amendment No. 5 to the Schedule 13G filed with the SEC on February 5, 2015, Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G filed with the SEC on February 5, 2015 are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(13)	Based solely on the Schedule 13G filed with the SEC on February 12, 2015. Represents shares of our common stock owned of record by clients of Wellington Trust Company, NA (“Wellington Trust”). Wellington Trust, in its capacity as investment adviser, has shared voting and dispositive power with respect to 895,744 shares.

(14)	Based solely on Amendment No. 2 to the Schedule 13D filed with the SEC on March 23, 2015. Represents shares of our common stock owned by Mill Road Capital II, L.P. (“MR Capital Fund”). MR Capital Fund directly holds, and thus has sole voting and dispositive power over, 981,736 shares of our common stock. Mill Road Capital II GP LLC (“MR Capital GP”), as sole general partner of MR Capital Fund, also has sole authority to vote (or direct the vote of), and to dispose (or direct the disposal) of, the shares of our common stock on behalf of MR Capital Fund, and each of Thomas E. Lynch and Scott P. Scharfman has shared authority to vote (or direct the vote of), and to dispose (or direct the disposal) of, these shares on behalf of MR Capital GP. Accordingly, each of MR Capital GP, MR Capital Fund, Mr. Lynch and Mr. Scharfman (collectively, the “MR Reporting Persons”) beneficially owns 981,736 shares of common stock, and the MR Reporting Persons beneficially own, in the aggregate, 981,736 shares of common stock.

(15)	Based solely on the Schedule 13G filed with the SEC on February 3, 2015. Represents shares of our common stock owned by BlackRock, Inc., a parent holding company. BlackRock Inc. beneficially owns 681,456 shares with sole voting power and has sole dispositive power with respect to 692,501 shares.

Proposal No. 1

ELECTION OF DIRECTORS

A board of ten directors is to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and shall hold office until their successors are duly elected and qualified or until their earlier resignation or removal. The following nominees have been recommended by the Board. Each of the nominees is one of our current directors. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby FOR the election of the ten persons named below, unless the proxy contains contrary instructions:

Director Nominees

Jeffrey Siegel is Chairman of our Board of Directors and our Chief Executive Officer. Mr. Siegel has held the position of Chairman of the Board since June 2001, the position of President from December 1999 to 2013 and the position of Chief Executive Officer since December 2000. Mr. Siegel also is a director of Grupo Vasconia, S.A.B. (“Vasconia”), a manufacturer and distributor of industrial aluminum products, aluminum disks, cookware and related items in Mexico, in which we have approximately a 30% equity ownership. Shares of Vasconia’s capital stock are traded on the Bolsa Mexicana de Valores, the Mexican Stock Exchange. Mr. Siegel has served the Company in various capacities and has been a director of the Company since 1967. Mr. Siegel is a cousin of Craig Phillips and the father of Daniel Siegel.

Ronald Shiftan is Vice Chairman of our Board of Directors and our Chief Operating Officer. He was elected Vice Chairman in November 2004 and appointed Chief Operating Officer in June 2005. Mr. Shiftan has been one of our directors since 1984 and is a director of Vasconia and GS Internacional S/A (“GSI”), a wholesale distributor of branded housewares products in Brazil, in which we have a 40% equity ownership.

Craig Phillips held the position of Senior Vice-President – Distribution from July 2003 to January 2015, when he retired from the Company. Previously, Mr. Phillips held the position of Vice-President – Manufacturing from 1974 to 2003. Mr. Phillips, a cousin of Jeffrey Siegel, has been one of our directors since 1974.

David E. R. Dangoor has been President of Innoventive Partners LLC, a firm that provides consulting services in the fields of strategic planning, marketing and public relations, since 2002. Prior thereto, over a period of 27 years, Mr. Dangoor held various senior executive positions, in several countries, at Philip Morris USA, Inc. and Philip Morris International Inc. Mr. Dangoor is also the Chairman of the Board of Directors of BioGaia AB, a public Swedish bio-tech company that develops and markets pro-biotic solutions through food concepts and supplements and a member of the Board of Directors and of the Audit and Corporate Governance Committees of Lorillard, Inc., a New York Stock Exchange listed cigarette manufacturer. Mr. Dangoor also serves as Honorary Consul General of Sweden in New York.

Michael J. Jeary is President of Laughlin Constable, an advertising agency with offices in Milwaukee, Chicago and New York. Prior to that, from 2006 to July 2009, Mr. Jeary was President and CEO of Partners + Jeary, a New York-based advertising agency.

John Koegel has been a principal of Jo-Tan, LLC, a retail consulting company, since 2006. From February 2010 to October 2011, Mr. Koegel was a member of the Board of Directors and Lead Director of Game Trading Technologies, Inc., a publicly held provider of trading solutions for video game retailers, publishers, rental companies and consumers.

Cherrie Nanninga has been a partner of Real Estate Solutions Group, LLC since May 2014 and, prior to that, was the Chief Operating Officer of the New York Tri-State Region of CBRE, a commercial real estate firm, since 2002. For 23 years prior thereto, Ms. Nanninga was employed by The Port Authority of New York and New Jersey where she most recently served as Deputy Chief Financial Officer and Director of Real Estate.

Dennis E. Reaves was formerly Senior Vice President and General Merchandise Manager (from 1998 to 2002) of Wal-Mart Stores, Inc. Since 2002, Mr. Reaves has served as a senior consultant to leading retailers, such as Big Lots, Inc. and Gap, Inc., and to multinational consumer products companies, including Jarden Corporation.

Michael J. Regan is a retired certified public accountant. From 1996 to 2002, Mr. Regan was the Vice Chairman and Chief Administrative Officer of KPMG LLP, a leading independent public accounting firm, and was the lead audit partner for many Fortune 500 companies during his 40-year tenure with KPMG (1962 to 2002). Mr. Regan currently is a director of Scientific Games Corporation, an entertainment and media company (since 2006). Mr. Regan previously served on the boards of directors of DynaVox, Inc., Citadel Broadcasting Corporation and Allied Security Holdings LLC. The Board has determined that Mr. Regan is an “Audit Committee Financial Expert,” as defined by the SEC rules.

William U. Westerfield is a retired certified public accountant. From 1965 to 1992, Mr. Westerfield was an audit partner at Price Waterhouse LLP, a leading independent public accounting firm. Mr. Westerfield previously served as a director and member of the audit, compensation, nominating and corporate governance committees of Gymboree Corporation, an international children’s apparel retailer. Mr. Westerfield previously served as a director and a member of the audit committee of West Marine, Inc., a boating supply retailer. He is also a member of the Board of Trustees of Arcadia University and of the Board of American Friends of the National Museum of Bermuda. The Board has determined that Mr. Westerfield is an “Audit Committee Financial Expert,” as defined by the SEC rules.

Key Qualifications of Director Nominees

Nominee	Key Qualifications
Jeffrey Siegel	Service as our Chairman and Chief Executive Officer; extensive knowledge of our strategy, operations and financial position and of the housewares and retail industries.
Ronald Shiftan

Service as our Vice Chairman and Chief Operating Officer; knowledge of the Company and the housewares industry; distinguished career with public company board experience, leadership experience at a large public sector organization, financial markets expertise acquired as a general partner in a major international investment banking firm; financial, business and strategic acumen.

Craig Phillips

Longstanding service as our Senior Vice-President – Distribution and Vice-President – Manufacturing until his retirement in 2015; knowledge of our strategy, operations and financial position and of the housewares industry.

David E. R. Dangoor

Distinguished career with public company board experience; experience gained in marketing and general management positions with a large global consumer products company; knowledge of the Company and the housewares industry through board service.

Michael J. Jeary

Distinguished career as a marketing executive. Consumer products and e-commerce experience gained in leadership positions in the advertising industry; knowledge of the Company and the housewares industry through board service.

John Koegel

Distinguished career in retailing; strong background in merchandising and general management; consultant for private investment funds and their retail and consumer related portfolio companies; recognized expertise in business improvement, management oversight and due diligence; experience in providing strategic advice on merger and acquisition transactions; knowledge of the Company and the housewares industry through board service.

Cherrie Nanninga

Distinguished career as a financial and operations executive; experience as Deputy Chief Financial Officer of a large public sector organization and Chief Operating Officer of a large division of a multinational company; knowledge of the Company and the housewares industry through board service.

Dennis E. Reaves	Distinguished career in retailing; business and strategic acumen and knowledge of the retail and consumer products industries.
Michael J. Regan

Distinguished career with extensive public company board experience; experience as an audit partner in a large international accounting firm; financial, business and strategic acumen and knowledge of the retail and consumer products industries.

William U. Westerfield

Distinguished career with extensive public company board experience; experience as an audit partner in a large international accounting firm; financial, business and strategic acumen; knowledge of the Company and the housewares industry through board service.

We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, should any of the foregoing nominees become unavailable for any reason, the persons named in the enclosed proxy intend to vote for such other person or persons as the Board may nominate.

Our Board of Directors recommends that stockholders vote FOR the election of each of the nominated directors.

Signed proxies that are returned will be so voted unless otherwise instructed on the proxy card.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of each of our executive officers as of April 30, 2015.

Name	Age	Positions/Offices with Company

Jeffrey Siegel	72	Chairman of the Board; Chief Executive Officer

Ronald Shiftan	70	Vice Chairman of the Board; Chief Operating Officer

Daniel Siegel	45	President

Laurence Winoker	59	Senior Vice-President – Finance; Treasurer; Chief Financial Officer

EXECUTIVE OFFICER BACKGROUNDS

See Election of Directors for biographies, names and ages of those executive officers who are directors.

All of our officers are elected annually by our Board and hold office at the pleasure of the Board and serve until their successors are elected and qualified. Certain directors are executives of the Company for a contractual term pursuant to employment agreements. See the Compensation Discussion and Analysis section for summarized terms of these agreements.

Daniel Siegel has served in various positions since joining us in 1992, including Executive Vice President of Sales from 2006 to 2008, Executive Vice President of Corporate Invention Strategies from 2008 to 2010 and more recently as an Executive Vice President from 2010 to 2013. Mr. Siegel is a director of Vasconia and GSI. Mr. Siegel is the son of Jeffrey Siegel, Chairman of our Board of Directors and our Chief Executive Officer.

Laurence Winoker has been our Senior Vice-President – Finance, Treasurer and Chief Financial Officer since July 2007. Prior thereto, Mr. Winoker was Senior Vice-President, Controller and Treasurer of MacAndrews & Forbes Holdings Inc., a holding company with controlling interests in a diversified portfolio of public and private companies including Revlon, Inc. Mr. Winoker was Senior Vice-President, Treasurer and Controller of Revlon, Inc. from 1999 to 2003.

CORPORATE GOVERNANCE

BOARD INDEPENDENCE

Our Board of Directors has determined that David E. R. Dangoor, Michael J. Jeary, John Koegel, Cherrie Nanninga, Dennis E. Reaves, Michael J. Regan and William U. Westerfield are independent directors under the listing standards of The NASDAQ Stock Market, LLC. Jeffrey Siegel and Ronald Shiftan are our employees and are not considered to be independent directors. Craig Phillips was one of our employees within the last three years, until his retirement in January 2015, and is not considered to be an independent director.

BOARD LEADERSHIP STRUCTURE

Jeffrey Siegel serves as Chairman of our Board of Directors and our Chief Executive Officer. Mr. Siegel has served the Company in various capacities and has been one of our directors since 1967 and is our largest individual stockholder. Mr. Siegel provides effective leadership and guidance as our Chairman of the Board in the development and pursuit of our strategic goals, recognition of business opportunities that present themselves and our risk profile.

John Koegel serves as the lead independent director. The duties of the lead independent director include:

●	Chairing meetings of our Board at which neither the Chairman of our Board nor the Vice Chairman of our Board is present;
●

Reviewing the agenda approved by the Chairman of our Board for Board meetings and, with input from the other independent directors, suggesting to the Chairman of our Board additional agenda items for Board meetings, as well as the substance and timeliness of information to be sent to the members of our Board in connection with Board meetings and in between Board meetings;
●	Reviewing with the Chairman of our Board the schedule for meetings of our Board to help assure that there is sufficient time allocated for discussion of all agenda items;
●	Maintaining constant communication with the Chairman of our Board between meetings of our Board;
●	Collaborating with and acting as a resource for, and counsel to, the Chairman of our Board;
●	Chairing meetings of the independent directors;
●	Reviewing with the Chairman of our Board the schedule for meetings of the independent directors and, with input from the other independent directors, setting the agenda for such meetings;
●	Reviewing with the Chairman of our Board after meetings of the independent directors matters discussed by the independent directors at such meetings;
●	Facilitating communication and serving as the principal liaison on Board-related issues between the Chairman of our Board and the independent directors. Notwithstanding the foregoing, each director is free to communicate directly with the Chairman of our Board and our other directors and senior management;
●

Authorize the retention of independent legal advisors, and other independent consultants and advisors, as necessary, to advise the independent directors on issues related to the independent directors. Such advisors and consultants shall work with and under the direction of the lead director and report directly to the independent directors with respect to such issues; and

●	At least annually review with the other independent directors and with the Chairman of our Board the duties and responsibilities of the lead director.

Our Board of Directors is composed of ten directors, seven of whom are independent of the Company. Our independent directors, and our governance practices, provide effective and independent oversight of management. The independent directors meet in periodic executive sessions, the results of which are discussed by the lead independent director with the Chief Executive Officer.

STOCK OWNERSHIP GUIDELINES

Effective July 31, 2012, our Board adopted stock ownership guidelines applicable to our directors. Under these guidelines, a director must, on or prior to the compliance deadline, own shares of our stock with a value in an amount equal to or in excess of three times the non-employee director annual cash retainer, with such value determined at the time of the receipt of the stock based on the amount paid or contributed by the director for the stock. The compliance deadline is five years after the director’s election to our Board. For purpose of the stock ownership guidelines, unexercised stock options are not considered in calculating stock ownership but restricted shares are included at the time the restriction lapses. All our directors are in compliance with the stock ownership guidelines.

BOARD OVERSIGHT OF RISK

Our Board of Directors bears the responsibility for maintaining oversight over our exposure to risk. Our Board, itself and through its committees, meets with various members of management regularly and discusses our material risk exposures, the potential impact on us and the efforts of management it deems appropriate to deal with the risks that are identified. The Audit Committee considers our risk assessment and risk management practices including those relating to regulatory risks, financial liquidity and accounting risk exposure, reserves and our internal controls. The Nominating and Governance Committee considers the risks associated with our corporate governance principles and procedures with the guidance of corporate and outside counsel. Our Compensation Committee, in connection with the performance of its duties, considers risks associated with our compensation programs.

CODE OF ETHICS

We have adopted a Code of Ethics, as supplemented by a Code of Conduct, which applies to all of our directors, officers (including our Chief Executive Officer, Chief Financial

Officer and Controller) and employees.

A copy of our Code of Ethics can be found on our website, www.lifetimebrands.com, in the Corporate Governance subsection under Investor Relations.

BOARD AND COMMITTEE MEETINGS; ATTENDANCE

All directors who served as directors at the time attended our 2014 Annual Meeting of Stockholders. Directors are expected, but not required, to attend the Annual Meeting of Stockholders. Our Board holds meetings on at least a quarterly basis and more often, if necessary, to fulfill its responsibilities. Our Board held six regularly scheduled meetings and one special meeting, or a total of seven meetings, during the fiscal year ended December 31, 2014. During the 2014 fiscal year, each director attended a minimum of 75% of the meetings of the Board and committees on which the director served.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

Stockholders who wish to communicate with members of our Board, including the independent directors, individually or as a group, may send correspondence to them care of the Secretary at our principal office, 1000 Stewart Avenue, Garden City, New York 11530. Alternatively, the directors may be contacted via e-mail at BoardofDirectors@lifetimebrands.com.

BOARD NOMINATION PROCESS

Our Board of Directors nominates candidates to serve as directors based on recommendations of the Board’s Nominating and Governance Committee.

Our Nominating and Governance Committee’s procedures for identifying and evaluating candidates include requests for candidate recommendations from within the housewares industry and from outside independent professional advisors, as the case may be. In selecting a director nominee, our Nominating and Governance Committee focuses on skills, expertise and background that would complement those of the existing members of our Board, recognizing the nature of our business.

Directors are elected annually by our stockholders and serve until the next annual meeting of the stockholders and until their successors have been elected and qualified or until their earlier resignation or removal.

Our Board has adopted, as a governance principle, a majority voting standard for uncontested director elections and a plurality voting standard for contested elections. Therefore, when the number of director nominees exceeds the number of board seats, a plurality voting standard shall apply. Any director elected by a plurality voting standard, as provided for in our By-laws, at an annual meeting of our stockholders in an uncontested election that does not receive a majority of the votes cast at such annual meeting shall submit his or her resignation to our Board. Our Board shall then, in its sole judgment and discretion, within 90 days from submission of such director’s resignation, determine whether to accept or

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reject such director’s resignation. If our Board rejects the director’s resignation, then we shall prepare and file a Form 8-K to explain our Board’s rationale for rejecting such director’s resignation.

NOMINATING AND GOVERNANCE COMMITTEE

Our Nominating and Governance Committee is composed of all seven of our independent directors: John Koegel (Chair), David E. R. Dangoor, Michael J. Jeary, Cherrie Nanninga, Dennis E. Reaves, Michael J. Regan and William U. Westerfield. The Nominating and Governance Committee held four meetings in 2014.

Our Nominating and Governance Committee has the following responsibilities:

●

To evaluate the qualifications of candidates for Board membership and, following consultation with the Chief Executive Officer, recommend to our Board nominees for open or newly created director positions;

●	To consider nominees recommended by stockholders as long as such recommendations are received at least 120 days before the stockholders meet to elect directors;
●

To periodically review the composition of our Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on our Board, and submit to our Board on an annual basis a report summarizing its conclusions regarding these matters;

●	To provide an orientation and education program for directors;
●	To develop and make recommendations to our Board regarding governance principles applicable to us;
●	To periodically assess the structure and operations of the committees of our Board, develop and recommend corporate governance guidelines and review such guidelines at least annually;
●	To develop and recommend procedures for the evaluation and self-evaluation of our Board and its committees and to oversee the evaluation process;
●	To perform an evaluation of the committee’s performance at least annually;
●	To review the compensation of our Board and recommend changes to our Board; and
●	To perform such other duties as our Board may assign to the committee.

Our Nominating and Governance Committee charter is available on our website, www.lifetimebrands.com, in the Corporate Governance subsection under Investor Relations.

STOCKHOLDER NOMINATION PROCESS

Although our Nominating and Governance Committee has not adopted a policy on stockholder nominations of director candidates, under our By-laws, any stockholder of record (both as of the time notice of such nomination is given and as of the record date) of the Company who is entitled to vote at a meeting may nominate candidates for election as directors. Any such stockholder who seeks to make such a nomination, or its representative, must be present in person at the meeting. Notice of nomination must be given in writing to our Secretary, which must be received by us not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the prior year’s annual meeting. The form of the notice must include the requirements in Section 2.9 of our By-laws.

There are no differences in the manner in which our Nominating and Governance Committee evaluates a candidate for director, whether an individual is recommended by a stockholder or otherwise.

BOARD DIVERSITY

Our diversity policy provides that, while diversity and the variety of experiences and viewpoints represented on our Board should always be considered, a director nominee should not be chosen nor excluded because of race, color, gender, national origin or sexual orientation or identity. Our Nominating and Governance Committee assesses the effectiveness of the diversity policy by periodically reviewing the skills, expertise and background of each of the existing members of our Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those existing members of our Board.

AUDIT COMMITTEE

Our Audit Committee is composed of four directors, each of whom is independent, as required by the Audit Committee charter, the Securities Exchange Act of 1934 and the listing requirements for The NASDAQ Stock Market, LLC and the SEC rules. The current members are William U. Westerfield (Chair), David E. R. Dangoor, Cherrie Nanninga and Michael J. Regan. Our Board has determined that William U. Westerfield and Michael J. Regan are “Audit Committee Financial Experts,” as defined by the SEC rules. The Audit Committee held four meetings during 2014.

Our Audit Committee, among other things:

●	Considers the qualifications of and appoints and oversees the activities of our independent registered public accounting firm, i.e., our independent auditor;
●	Reviews with the independent auditor any audit problems or difficulties encountered in the course of audit work;
●	Preapproves all audit and non-audit services provided by the independent auditor;
●	Discusses with the internal auditors and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation;
●

Reviews our financial statements and reports and meets with management and the independent auditor to review, discuss and approve our financial statements ensuring the completeness and clarity of the disclosures in the financial statements;

●	Monitors compliance with our internal controls, policies, procedures and practices;
●	Reviews management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent auditor’s report on the effectiveness of internal control over financial reporting;
●	Reviews the performance of our internal audit function and approves our Internal Audit Department’s annual audit plan and all major changes to the plan;
●	Discusses our policies on risk assessment and risk management, our major financial risk exposures and the steps management has taken to monitor and control such exposures;
●	Reviews our compliance and ethics programs, including legal and regulatory requirements, and reviews with management our periodic evaluation of the effectiveness of such programs;
●	Reviews and approves related-party transactions; and
●	Undertakes such other activities as our Board from time to time may delegate to it.

Our Audit Committee charter is available on our website, www.lifetimebrands.com, in the Corporate Governance subsection under Investor Relations.

STRATEGIC PLANNING COMMITTEE

Our Strategic Planning Committee is composed of five directors. The current members are Michael J. Jeary (Chair), John Koegel, David E. R. Dangoor, Dennis E. Reaves and Jeffrey Siegel. Our Strategic Planning Committee held two meetings in 2014.

Our Strategic Planning Committee, among other things, provides assistance to our Board in fulfilling its responsibilities to our stockholders with respect to the following:

●	Monitoring and informing our Board of developments, trends and new discoveries that may facilitate us in achieving our goals by improving operations, profitability and stockholder value;
●	Reviewing and recommending to our Board, for its approval, long-term business objectives and plans developed by management; and
●	Overseeing the development and monitoring the implementation of a strategic plan.

Our Strategic Planning Committee regularly receives updates from the Chairman of our Board and Chief Executive Officer and, from time to time, meets with our Division Presidents.

Our Strategic Planning Committee charter is available on our website, www.lifetimebrands.com, in the Corporate Governance subsection under Investor Relations.

COMPENSATION COMMITTEE

Our Compensation Committee is composed of three directors, each of whom is independent. The current members are Cherrie Nanninga (Chair), John Koegel and Michael J. Jeary. Our Compensation Committee held eight meetings during 2014.

Our Compensation Committee advises our Board with

respect to our compensation practices and administers our 2000 Incentive Bonus Compensation Plan and our 2000 Long-Term Incentive Plan.

The principal duties and responsibilities of our Compensation Committee include:

●	Reviewing and approving compensation principles that apply generally to our employees;
●

Establishing and reviewing corporate goals and objectives relevant to the compensation of the Chief Executive Officer and Chief Operating Officer and evaluating their performances in light of the established goals and objectives and approving their annual compensation;

●

Reviewing, based primarily on the evaluations and recommendations of the Chief Executive Officer and Chief Operating Officer, the performance of the other executive officers and all direct reports of our Chief Executive Officer and our Chief Operating Officer;

●	Overseeing our compliance with the requirements under the NASDAQ Marketplace Rules, with respect to our long-term incentive compensation plans; and
●	Reviewing and discussing compensation programs that may create incentives that can affect our risk and management of that risk.

Our Compensation Committee charter is available on our website, www.lifetimebrands.com, in the Corporate Governance subsection under Investor Relations.

EXECUTIVE SESSIONS

The independent directors meet at regularly scheduled executive sessions without members of management present.

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DIRECTOR COMPENSATION

Fees paid to our non-employee directors are based on the following schedule:

Board of Directors Annual Retainer
Cash	$30,000
Restricted Common Stock	$50,000
Total	$80,000
Committee Chair Annual Retainer
Chair of Audit or Compensation Committee	$20,000
Chair of Nominating/Governance or Strategic Planning Committee	$10,000
Committee Member Annual Retainer	$2,000
Lead Director Annual Retainer	$30,000
Fee for Each Meeting Attended
Board Meeting	$2,000
Committee Meeting	$500

The following table sets forth compensation paid to our non-employee directors for 2014:

Name	Fees earned or paid in cash	Stock awards (1)	Total
Cherrie Nanninga	$74,333	$49,375	$123,708
William U. Westerfield	$68,333	$49,375	$117,708
John Koegel	$91,667	$49,375	$141,042
Michael J. Jeary	$61,667	$49,375	$111,042
David E. R. Dangoor	$53,333	$49,375	$102,708
Michael J. Regan	$48,000	$49,375	$97,375
Dennis E. Reaves	$50,333	$49,375	$99,708

Note:

(1) Consists of restricted stock awards valued at the closing market price of our common stock on the date of grant.

The following table sets forth the aggregate number of restricted shares of our common stock and shares of our common stock issuable upon the exercise of stock options held by each non-employee director at December 31, 2014:

Name	Restricted shares	Vested stock options	Unvested stock options
Cherrie Nanninga	3,073 (1)	25,000	--
William U. Westerfield	3,073 (1)	25,000	--
John Koegel	3,073 (1)	--	--
Michael J. Jeary	3,073 (1)	25,000	--
David E. R. Dangoor	3,073 (1)	25,000	--
Michael J. Regan	3,073 (1)	--	--
Dennis E. Reaves	3,073 (1)	--	--

Note:

(1)	A total of 19,691 restricted shares were issued on June 19, 2014 and vest 100% on June 19, 2015. A total of 1,820 restricted shares were issued on July 29, 2014 and vest 100% on June 19, 2015.

The table of Security Ownership of Certain Beneficial Owners and Management sets forth the beneficial ownership of each director of our common stock at April 30, 2015.

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

We achieved certain financial and strategic goals during 2014. Consolidated net sales in 2014 increased 16.6% as we expanded our presence in international markets. Our U.S. wholesale business remained profitable while the international business provided growth in sales and profit margins.

The highlights for 2014 included the following:

●	Net sales were $586.0 million in 2014, as compared to net sales of $502.7 million in 2013.
●	Income from operations was $21.4 million in 2014, as compared to $28.2 million in 2013.
●	Income before income taxes and equity in earnings was $13.9 million in 2014, as compared to $23.3 million in 2013.
●	Net income was $1.5 million in 2014, as compared to net income of $9.3 million in 2013.
●	Completed the acquisition of four businesses: KitchenCraft, La Cafetière, Built NY, and Empire Silver.
●	Deployed a Hong Kong-based sales team, which we are supporting with a new 12,000 square foot showroom and a new third-party bonded distribution facility in China.
●

Made significant investments to position us for growth in the U.S. and internationally. These investments were made to hire talent to strengthen our global sourcing and quality control teams, to support growth in our U.S. businesses, to support our new Wal-Mart business in China and to develop a Hong Kong-based export business.

Our compensation program, which reflects our long-standing philosophy and objectives, is designed to align executive compensation with financial results and the achievements of the executives, yielding a high level of correlation between pay and performance. The financial results are evaluated and adjusted by our Compensation Committee to exclude income and expenses which our Compensation Committee believes should be excluded, to provide for a direct correlation of financial results and executive compensation.

In 2011 and 2014, our Board provided stockholders with the opportunity to cast an advisory vote on executive compensation. We received overwhelming support from our stockholders on the advisory vote in both 2011 and 2014. At the Company’s Annual Meeting of Stockholders held on June 16, 2011, approximately 97.8% of the shares present at the meeting voted to approve the compensation of our named executive officers. At our Annual Meeting of Stockholders held on June 19, 2014, approximately 92.5% of the shares present at the meeting voted to approve the compensation of our named executive officers. Although these votes were non-binding and advisory, our Compensation Committee believes that the outcome strongly affirms stockholder support of our approach to executive compensation. In view of the overwhelming support demonstrated by the stockholders, our Board and Compensation Committee are continuing their existing approach to determining executive compensation when considering executive compensation decisions. The next advisory vote on executive compensation will occur at our Annual Meeting of Stockholders in 2017. Both our Board and Compensation Committee expect to take into account the outcome of these votes when considering future executive compensation decisions.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our compensation program has historically been designed to attract, reward and retain capable executives and to provide incentives for the attainment of short-term performance objectives and strategic long-term performance goals. A number of key principles guide management and our Compensation Committee in determining compensation for hiring, motivating, rewarding and retaining executive officers who create both short- and long-term stockholder value for us, including:

●	A significant amount of compensation should be linked to measurable success in business performance;
●	Management’s interests should be aligned with those of the stockholders’;
●	Both short and long-term financial and business objectives should be incentivizing; and
●

Compensation should be set at levels that will be competitive with the compensation offered by those companies against whom we compete for executive talent so that we are able to attract and retain talented and experienced executives.

In an effort to balance the need to retain executive talent

yet motivate executives to achieve superior performance, we have adopted a compensation philosophy that contains both fixed and variable elements of compensation. Our compensation philosophy is to reward executives with compensation aligned with our short-term and long-term financial goals and the establishment of performance targets that do not promote excessive risk-taking. The elements of our total executive compensation are base salary, cash bonus and stock incentives. The compensation program was designed to create a substantial percentage of variable compensation for executives, subject to increases or decreases based on the attainment of specified achievements and targets. Consistent with our goal of linking pay and performance, the performance-based compensation of our Chief Executive Officer and Chief Operating Officer amounted to 33% and 45%, respectively, of their total compensation for 2014.

Our Compensation Committee uses its judgment in allocating compensation between long- and short-term incentives and cash and non-cash components. Although long-term incentive is considered of great significance in aligning performance with stockholder interests, it has traditionally been a smaller component of aggregate compensation.

The following charts indicate the elements of compensation of our Chief Executive Officer and all other NEOs for 2014:

Chief Executive Officer - 2014 Compensation

All Other Named Executive Officers (Average) - 2014 Compensation

Note:

(1)	This figure includes Option Awards and Non-Equity Incentive Plan Compensation and excludes options granted pursuant to Jeffrey Siegel’s employment agreement dated as of March 12, 2014.
(2)	This figure includes Option Awards and Non-Equity Incentive Plan Compensation and excludes restricted stock granted pursuant to Daniel Siegel’s employment agreement dated November 28, 2014.

Our Compensation Committee has the authority to review and approve compensation principles that apply generally to our executive and senior employees. Our Compensation Committee reviews corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our Chief Operating Officer, evaluates their performance in light of the established goals and objectives and approves their annual compensation. It also reviews the corporate goals and objectives established by our Chief Executive Officer and our Chief Operating Officer relevant to the compensation of all other executive officers and all direct reports of the Chief Executive Officer and Chief Operating Officer. Based primarily on the evaluations and recommendations of our Chief Executive Officer and our Chief Operating Officer of the performance of such executive officers and direct reports in light of the established goals and objectives, our Compensation Committee approves their annual compensation. It also reviews the evaluation process and compensation structure for the other members of our senior management and provides oversight regarding management’s decisions concerning the performance and compensation of such members of senior management. Our Compensation Committee relies on reports of its independent compensation consultant, Pearl Meyer & Partners, as to the elements of compensation among our peer group of companies (discussed under Role of Compensation Consultant) and the proportion of each component relative to the total compensation.

Our named executive officers (“NEOs”) are:

●	Jeffrey Siegel, Chairman of our Board of Directors, Chief Executive Officer and Director
●	Ronald Shiftan, Vice Chairman of our Board of Directors, Chief Operating Officer and Director
●	Daniel Siegel, President
●	Craig Phillips, Former Senior Vice-President – Distribution[1] and Director
●	Laurence Winoker, Senior Vice-President – Finance, Treasurer and Chief Financial Officer

ROLE OF COMPENSATION CONSULTANT

Our Compensation Committee has engaged Pearl Meyer & Partners as its independent outside compensation consultant to provide services related to executive and non-employee director compensation. Pearl Meyer & Partners does not provide us with other services unless approved by our Compensation Committee.

Pearl Meyer & Partners assists our Compensation Committee in its evaluation of our compensation philosophy and with the development of relevant metrics used by our Compensation Committee to assure internal equity and market parity. It also provides compensation benchmark data and information relative to our peer group. Pearl Meyer & Partners developed a peer group of companies with characteristics generally comparable to our revenue and market capitalization for review and approval by our Compensation

Committee. The peer group companies used in the analysis are:

●	Blyth Inc.
●	Callaway Golf Company
●	CSS Industries, Inc.
●	Delta Apparel, Inc.
●	The Dixie Group, Inc.
●	G-III Apparel Group
●	Helen of Troy Limited
●	JAKKS Pacific, Inc.
●	Johnson Outdoors Inc.
●	Libbey Inc.
●	Movado Group, Inc.
●	Oxford Industries, Inc.
●	Perry Ellis International, Inc.

Our Compensation Committee believes that the companies included in the peer group are the most comparable public companies; however, most of our direct competitors are either smaller, international or privately-held. Our Compensation Committee considers the competitive data compiled by Pearl Meyer & Partners as reference points, but does not “benchmark” to specific pay levels when establishing goals and objectives relevant to our compensation policy. In 2014, Pearl Meyer & Partners provided competitive data and a market analysis, which was used by our Compensation Committee in evaluating executive compensation.

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our Compensation Committee analyzed whether the services of Pearl Meyer & Partners could result in any conflicts of interest, giving consideration to the following factors:

●	Pearl Meyer & Partners does not provide any services to us other than as approved by our Compensation Committee;
●	The fees we paid amount to less than 1% of Pearl Meyer & Partners’ total revenue for the applicable period;
●	The policies and procedures of our Compensation Committee were designed to ensure independence;
●	Pearl Meyer & Partners does not have any business or personal relationship with any of our executive officers or any member of our Compensation Committee; and
●	Neither Pearl Meyer & Partners nor any of its consultants who provide services to our Compensation Committee own any of our stock.

Our Compensation Committee has determined, based on its own analysis, that the services of Pearl Meyer & Partners, including the individual compensation advisors employed by it, have not created any conflicts of interest. On an annual basis, our Compensation Committee will continue to monitor the independence of its compensation consultant.

1 Mr. Phillips retired and resigned as Senior Vice-President – Distribution, effective January 2, 2015.

ELEMENTS OF NEO COMPENSATION

Salary

Salary is intended to compensate the executive for performance of core job responsibilities and duties.

The salaries of Jeffrey Siegel and Ronald Shiftan are fixed by employment agreements that were negotiated between Messrs. Siegel and Shiftan, respectively, and our Compensation Committee. The amount and components of aggregate compensation for comparable positions in our peer group of companies as well as the preferences of Messrs. Siegel and Shiftan were taken into account by our Compensation Committee in determining their compensation.

In determining Mr. Siegel’s compensation, our Compensation Committee took into account Mr. Siegel’s long-standing executive role with us, his extensive knowledge of and experience in the housewares industry and his role in directing our growth. Our Compensation Committee views Mr. Siegel as one of the most experienced and successful executives in the housewares industry. Our Compensation Committee also reviewed the amount and composition of compensation being paid to other chief executive officers among our peer group of companies (discussed under Role of Compensation Consultant) having the depth of experience, knowledge and industry awareness possessed by Mr. Siegel.

In determining Mr. Shiftan’s compensation, our Compensation Committee took into account his significant role in developing, structuring and implementing our growth and acquisition strategies. Our Compensation Committee also considered Mr. Shiftan’s role in assisting Mr. Siegel in various aspects of our business.

The salaries of Daniel Siegel, Craig Phillips and Laurence Winoker are set forth in their employment agreements with us. The employment agreements were negotiated between Messrs. Siegel, Phillips and Winoker, respectively, with the Chief Executive Officer and the Chief Operating Officer, in consultation with our Compensation Committee. The salaries set forth in their employment agreements were determined by the Chief Executive Officer and Chief Operating Officer, in consultation with our Compensation Committee, taking into consideration their roles and responsibilities within the Company, as well as the amount and components of aggregate compensation for comparable positions in our peer group of companies.

Non-Equity Incentive Plan Compensation

Non-equity incentive plan compensation is intended to compensate an executive for achievement of specific performance goals for a specified performance period.

Jeffrey Siegel and Ronald Shiftan receive cash bonuses based on certain targets established pursuant to their respective employment agreements that are based on earnings before interest and taxes adjusted for certain items, and individual goals as more fully described below. Cash bonuses were awarded to Messrs. Jeffrey Siegel, Shiftan,

Daniel Siegel, Phillips and Winoker pursuant to the Company’s Amended 2000 Incentive Bonus Compensation Plan (the “Amended 2000 Bonus Plan”).

The purpose of the Amended 2000 Bonus Plan is: (i) to retain and motivate our key executives who have been designated as participants in this plan for a given performance period by providing them with the opportunity to earn bonus awards that are based on specified performance goals for the specified performance period and (ii) to structure bonus opportunities in a way that will qualify the awards as “performance-based” for purposes of Section 162(m) of the Internal Revenue Code (the “Code”) so that we will be entitled to a tax deduction for the payment of such incentive bonus awards to the designated participants.

Our Compensation Committee has determined that Adjusted IBIT best measures the efforts and productivity of Messrs. Jeffrey Siegel, Shiftan, Daniel Siegel and Winoker, and that EPS is a meaningful measure of the performance of Mr. Phillips. The term “Adjusted IBIT,” as it applies to any particular year, means that amount for such year equal to the Company’s income before income taxes and equity in earnings, as reported in our Form 10-K, subject to such adjustments as are set forth in the Adjusted IBIT Performance Bonus Table for such year. The term “EPS” means basic reported earnings per share.

In determining to use Adjusted IBIT and EPS as performance measures for the purpose of the Amended 2000 Bonus Plan, our Compensation Committee was also guided by the extent to which these measures are within the control of the respective named executive officer. For the purpose of establishing the target Adjusted IBIT or EPS for the named executive officers entitled to cash bonus incentive awards in a given year, our Compensation Committee relied on Pearl Meyer & Partners, our Compensation Committee’s independent outside compensation consultant, as to benchmarks among our peer group of companies. Our Compensation Committee also relied on our annual budget in establishing the threshold, target and maximum bonus tied to achievement of these targets for the Chief Executive Officer and Chief Operating Officer and for the other NEOs.

In addition to Adjusted IBIT, individual goals are established for Messrs. Jeffrey Siegel and Shiftan by our Compensation Committee. With respect to Messrs. Phillips, Winoker and Daniel Siegel, individual goals based on financial and performance objectives are established by the Chief Executive Officer and Chief Operating Officer in consultation with our Compensation Committee. The individual goals of each of the NEOs for 2014 are discussed below. At the end of the fiscal year, Messrs. Jeffrey Siegel and Shiftan prepare written materials for our Compensation Committee with their respective assessments of whether their individual goals have been achieved during the year. Our Compensation Committee reviews these materials and assesses independently the extent to which their individual goals were achieved.

As permitted by our 2000 Long-Term Incentive Plan, approximately 60% of the cash incentive compensation payable to

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Messrs. Jeffrey Siegel, Shiftan, Daniel Siegel and Winoker in respect of fiscal year 2014 was paid in the form of shares of our common stock at the closing price therefor on the date of grant.

As set forth in detail in the table below, the target performance metric for the 2014 fiscal year for Adjusted IBIT was $29.07 million and $1.33 for EPS. We achieved an Adjusted IBIT of $17.9 million and an EPS of $0.11 for the 2014 fiscal year.

2014 Non-Equity Incentive Plan Metrics and Achievement
Financial Metrics	Threshold Performance Level	Target Performance Level	Maximum Performance Level	Actual Performance Achieved

Adjusted IBIT	$14.5M	$29.07M	$58.1M	$17.9M

EPS	$1.06	$1.33	$2.00	$0.11

Jeffrey Siegel

Jeffrey Siegel’s employment agreement entitles him to receive (a) an Annual Adjusted IBIT Performance Bonus at a target of 100% of salary based on an Adjusted IBIT Performance Bonus Table prepared by our Compensation Committee and the annual budget reviewed and approved by our Board of Directors and (b) an Annual Individual Goal Bonus based on certain measurable objectives (discussed below for 2014). Pursuant to Mr. Siegel’s employment agreement, the threshold Adjusted IBIT for any such year would be 50% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 50% of the target bonus for such year consistent with the Adjusted IBIT Performance Bonus Table for such year. Similarly, the maximum Adjusted IBIT for such year would be 200% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 200% of the target bonus for such year consistent with the Adjusted IBIT Performance Bonus Table for such year. The employment agreement also provides that the Adjusted IBIT Performance Bonus for any such year would be zero if the Adjusted IBIT we achieved for such year was less than the threshold Adjusted IBIT for such year.

Mr. Siegel’s employment agreement further entitles him to receive an Annual Individual Goal Bonus equal to 25% of his salary for such year based on meeting individual measurable performance objectives set by our Compensation Committee in consultation with Mr. Siegel. If Mr. Siegel satisfies at least 50% of such objectives, he is entitled to an Annual Individual Goal Bonus equal to 12.5% of his salary for such year. If Mr. Siegel meets less than 50% of such objectives, he is not entitled to receive any Annual Individual Goal Bonus for such year.

Mr. Siegel’s individual goals included: the expansion of our international focus; development of a comprehensive plan to grow market share in certain of our product lines by growing outside the U.S. and in under-penetrated retailers within the U.S.; integration of the Built NY business (which we acquired March 2014) into the Company; expansion of certain existing brands; update of our succession plan, given the expansion in our international business; and the reduction of the loss of the Home Décor business. Our Compensation Committee evaluated Mr. Siegel’s achievement of his individual performance objectives and determined that the objectives were met at target.

For 2014, Mr. Siegel was awarded a total bonus of $865,757, based upon the attainment of the 2014 performance objectives. For the year ended December 31, 2014, the Adjusted IBIT amounted to $17.9 million, resulting in a 61.6% of target payment opportunity. The details of the full bonus payment opportunity (including individual target bonus opportunity) are provided in the table below.

	Bonus Opportunity
	Threshold	Target	Maximum	Actual Bonus Paid	% of Target

TOTAL	$625,000	$1,250,000	$2,250,000	$865,757	69.3%

Individual	$125,000	$250,000	$250,000	$250,000	100%

Adjusted IBIT	$500,000	$1,000,000	$2,000,000	$615,757	61.6%

Ronald Shiftan

Mr. Shiftan’s second amended and restated employment agreemententitles Mr. Shiftan to receive (a) an Annual Adjusted IBIT Performance Bonus at a target of 90% of salary based on an Adjusted IBIT Performance Bonus Table prepared by our Compensation Committee and the annual budget reviewed and approved by our Board of Directors and (b) an Annual Individual Goal Bonus based on certain measurable objectives (discussed below for 2014). Pursuant to the second amended and restated employment agreement, the threshold Adjusted IBIT for any such year would be 50% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Shiftan to receive 50% of the target bonus for such year consistent with the Adjusted IBIT Performance Bonus Table for such year. Similarly, the maximum Adjusted IBIT for such year would be 200% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Shiftan to receive 200% of the target bonus for such year consistent with the Adjusted IBIT Performance Bonus Table for such year. The second amended and restated employment agreement also provides that the Adjusted IBIT Performance Bonus for any such year would be zero if the Adjusted IBIT we achieved for such year was less than the threshold Adjusted IBIT for such year.

Mr. Shiftan’s second amended and restated employment agreement further entitles him to receive an Annual Individual Goal Bonus equal to 15% of his salary for such year based on meeting individual measurable objectives set by the Chief Executive Officer and monitored by our Compensation Committee. If Mr. Shiftan satisfies at least 50% of such objectives, he is entitled to an Annual Individual Goal Bonus equal to at least 7.5% of his salary for such year. If Mr. Shiftan meets less than 50% of such objectives, he is not entitled to receive any Annual Individual Goal Bonus for such year.

Mr. Shiftan’s individual goals included: identifying and pursuing opportunities to manufacture products in North America; driving our benchmarking project with the goal of reducing

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Selling, General and Administrative expenses as a percentage of net sales; identifying new systems to reduce costs; consolidating the Company’s distribution centers in the United Kingdom; leading a “Future Stars” project to provide enhanced training and career development opportunities for our employees; upgrading our business operating system; relocating our customer call center and implementing new order management systems; expanding our in-house legal capacity; pursuing merger and acquisition opportunities for us; and monitoring and providing solutions to improve coordination and enhance profitability at our international affiliate and partner companies. Our Compensation Committee evaluated Mr. Shiftan’s achievement of his individual performance objectives and determined that the objectives were met at target.

For 2014, Mr. Shiftan was awarded a total bonus of $457,718, based on the attainment of the 2014 performance objectives. For the year ended December 31, 2014, Adjusted IBIT amounted to $17.9 million, resulting in a 61.6% of target payment opportunity. The details of the full bonus payment opportunity (including individual target bonus opportunity) are provided in the table below.

	Bonus Opportunity
	Threshold	Target	Maximum	Actual Bonus Paid	% of Target
TOTAL	$341,250	$682,500	$1,397,500	$457,718	67.1%
Individual	$48,750	$97,500	$97,500	$97,500	100%
Adjusted IBIT	$292,500	$585,000	$1,300,000	$360,218	61.6%

Daniel Siegel

Since Mr. Siegel entered into an employment agreement with us during the year, therefore, pursuant to Mr. Siegel’s employment agreement, dated as of November 29, 2014, as amended, Mr. Siegel was provided with two Adjusted IBIT Performance Bonus Tables from the effective date of his employment agreement through December 31, 2014. Under the First Adjusted IBIT Performance Bonus Table, Mr. Siegel would be entitled to an Annual Adjusted IBIT Performance Bonus at a target of 46.875% of his base salary of $450,000, which was in effect prior to the effective date of his employment agreement, as amended, based on the First Adjusted IBIT Performance Bonus Table. Under the First Adjusted IBIT Performance Bonus Table, the threshold Adjusted IBIT for the 2014 year was 50% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 50% of the target bonus for such year consistent with the First Adjusted IBIT Performance Bonus Table for such year. Similarly, the maximum Adjusted IBIT for such year would be 150% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 200% of the target bonus for such year, consistent with the First Adjusted IBIT Performance Table for such year. Under the Second Adjusted IBIT Performance Bonus Table, Mr. Siegel would be entitled to an Annual Adjusted IBIT Performance Bonus at a target of 75% of his base salary of $475,000, which became effective as of the effective date of his employment agreement, as amended, based on the Second Adjusted IBIT Performance Bonus Table. Under the Second Adjusted

IBIT Performance Bonus Table, the threshold Adjusted IBIT for the 2014 year would be 50% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 50% of the target bonus for such year consistent with the Second Adjusted IBIT Performance Bonus Table for such year. Similarly, the maximum Adjusted IBIT for such year would be 150% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 150% of the target bonus for such year, consistent with the Second Adjusted IBIT Performance Table for such year. The employment agreement, as amended, also provides that Mr. Siegel is entitled to receive sliding scale percentages of the target bonus set forth in each of the First and the Second Adjusted IBIT Performance Tables based upon Adjusted IBIT being more than the threshold Adjusted IBIT but less than the target Adjusted IBIT, or more than the target Adjusted IBIT but less than the maximum Adjusted IBIT. Pursuant to Mr. Siegel’s employment agreement, as amended, for the year ending December 31, 2014, Mr. Siegel shall be entitled to receive an Adjusted IBIT Performance Bonus equal to the sum of the following amounts: (A) Seven-twelfths (7/12) of that amount equal to the Adjusted IBIT Performance Bonus that Mr. Siegel would be to entitled to receive if such bonus is calculated based solely on the First Adjusted IBIT Performance Bonus Table, plus (B) Five-twelfths (5/12) of that amount equal to the Adjusted IBIT Performance Bonus that Mr. Siegel would be entitled to receive if such bonus is calculated based solely on the Second Adjusted IBIT Performance Bonus Table.

Commencing with the year ending December 31, 2015 and thereafter, the employment agreement, as amended, provides for Mr. Siegel to be entitled to an Annual Adjusted IBIT Performance Bonus at a target of 75% of his base salary payable to Mr. Siegel for such year, based on the Adjusted IBIT Performance Bonus Table for such year as prepared by the Chief Executive Officer and Chief Operating Officer and delivered to Mr. Siegel. Pursuant to Mr. Siegel’s employment agreement, as amended, the threshold Adjusted IBIT for years 2015 and thereafter would be 50% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 50% of the target bonus for such year consistent with the Adjusted IBIT Performance Bonus Table for such year. Similarly, the maximum Adjusted IBIT for such year would be 150% of the target Adjusted IBIT for such year which, if achieved, would entitle Mr. Siegel to receive 150% of the target bonus for such year, consistent with the Adjusted IBIT Performance Table for such year. Mr. Siegel is entitled to receive sliding scale percentages of the target bonus set forth in the Adjusted IBIT Performance Table based upon Adjusted IBIT being more than the threshold Adjusted IBIT but less than the target Adjusted IBIT, or more than the target Adjusted IBIT but less than the maximum Adjusted IBIT.

Mr. Siegel’s employment agreement, as amended, also provides that the Adjusted IBIT Performance Bonus for 2014 under both the First Adjusted IBIT Performance Bonus Table and the Second Adjusted IBIT Performance Bonus Table inrespect of 2014 and the Adjusted IBIT Performance Bonus

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for years 2015 and thereafter will be zero if the Adjusted IBIT achieved by the Company for any such year is less than the threshold Adjusted IBIT for such year, and in no event will an Adjusted IBIT Performance Bonus for any such year be more than the maximum target bonus for such year even if the Adjusted IBIT achieved by the Company for such year exceeds the maximum Adjusted IBIT for such year.

Mr. Siegel’s employment agreement, as amended, further entitles him to receive an Annual Individual Goal Bonus. For the year ending December 31, 2014, Mr. Siegel would be entitled to receive an Annual Individual Goal Bonus equal to the sum of the following amounts: (A) Seven-twelfths (7/12) of that amount equal to 31.25% of his base salary ($450,000) in effect for 2014 prior to the effective date of his employment agreement for such year, plus (B) Five-twelfths (5/12) of that amount equal to 37.5% of the base salary ($475,000) in effect for the last five months of 2014, which represents the period in 2014 after the effective date of his employment agreement, based on meeting individual measurable objectives set by the Chief Executive Officer and Chief Operating Officer in consultation with Mr. Siegel, as determined by the Chief Executive Officer and the Chief Operating Officer in their sole discretion; provided, however, if, in the sole discretion of the Chief Executive Officer and the Chief Operating Officer, (y) Mr. Siegel meets at least 50% of such objectives, he shall be entitled to an Annual Individual Goal Bonus equal to not less than 15.625% of his base salary (in regard to clause (A) above) and 18.75% of his base salary (in regard to clause (B) above), for such year, and (z) Mr. Siegel meets less than 50% of such objectives, he shall not be entitled to receive any Annual Individual Goal Bonus for such year.

Commencing with the year ending December 31, 2015, Mr. Siegel shall be entitled to receive an Annual Individual Goal Bonus equal to 37.5% of his Base Salary for such year based on meeting individual measurable objectives set by the Chief Executive Officer and the Chief Operating Officer in consultation with Mr. Siegel, as determined by the Chief Executive Officer and the Chief Operating Officer in their sole discretion; provided, however, if, in the sole discretion of the Chief Executive Officer and the Chief Operating Officer, (y) Mr. Siegel meets at least 50% of such objectives, he shall be entitled to an Annual Individual Goal Bonus equal to not less than 18.75% of his Base Salary for such year and (z) Mr. Siegel meets less than 50% of such objectives, he shall not be entitled to receive any Annual Individual Goal Bonus for such year.

Mr. Siegel’s individual goals included: fulfilling his oversight responsibility for development of innovation in all areas of the Company, including design, marketing and trends; fulfilling his responsibility for our trade shows and showrooms in order to enhance our strong position in the market; increasing our brand development; identifying strategic opportunities to achieve international growth; expanding our strategic plan; and increasing his involvement in human resources and sales. No cash bonus was to be payable to Mr. Siegel if we had less than $8 million in net income and the amount payable in connection with individual goals was subject to adjustment if we earned less than $10 million. Our Chief Executive Officer and Chief Operating Officer, in consultation with our Compensation Committee, evaluated Mr. Siegel’s achievement of his individual performance objectives and determined that the objectives were met at target.

For 2014, Mr. Siegel was awarded a total bonus of $323,418, based upon the attainment of the 2014 performance objectives. For the year ended December 31, 2014, Adjusted IBIT amounted to $17.9 million, resulting in a 61.6% of target payment opportunity. The details of the full bonus payment opportunity (including individual target bonus opportunity) are provided in the table below.

	Bonus Opportunity
	Threshold	Target	Maximum	Actual Bonus Paid	% of Target
TOTAL	$213,868	$427,735	$625,000	$323,418	75.6%
Individual	$78,126	$156,250	$156,250	$156,250	100%
Adjusted IBIT	$135,742	$271,485	$468,750	$167,168	61.6%

Craig Phillips

Mr. Phillips retired and resigned as our Senior Vice-President – Distribution, effective January 2, 2015.

Mr. Phillips’ employment agreement provided for an annual bonus determined by our Chief Executive Officer and Chief Operating Officer, in consultation with our Compensation Committee of our Board of Directors.

For 2014, Mr. Phillips was entitled to receive a performance bonus based on an earnings target and individual performance objectives that were established at the beginning of the year. The earnings target and performance objectives were determined by our Chief Executive Officer and Chief Operating Officer, in consultation with our Compensation Committee.

For 2014, Mr. Phillips was entitled to receive an EPS bonus at a target of 10% of his salary for such year and at a maximum of 20% of his salary for such year, based on achievement of an earnings target and maximum for EPS. Mr. Phillips was also entitled to receive an individual bonus at a target of 15% of his salary for such year and at a maximum of 30% of his salary for such year, based on meeting individual measurable objectives set forth below.

Mr. Phillips’ individual goals included: the development of a new facility plan for the U.K. businesses that included combining operations and using one warehouse management system; negotiation of a renewal of our lease for our warehouse and distribution center in Robbinsville, New Jersey; and the upgrade of our distribution center systems. No cash bonus was to be payable to Mr. Phillips if we had less than $8 million in net income and the amount payable in connection with individual goals was subject to adjustment if we earned less than $10 million. Our Chief Executive Officer and Chief Operating Officer, in consultation with our Compensation Committee, evaluated Mr. Phillips’s achievement of his individual performance objectives and determined that the objectives had been met at target.

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For 2014, Mr. Phillips was awarded a total bonus of $54,000, based upon the attainment of the 2014 individual performance objectives, established at the beginning of the year. For the year ended December 31, 2014, EPS amounted to $0.11 per share, which resulted in no bonus award paid to Mr. Phillips for EPS. The details of the full bonus payment oppurtunity (including the individual target bonus oppurtunity) are provided in the table below.

	Bonus Opportunity
	Threshold	Target	Maximum	Actual Bonus Paid	% of Target
TOTAL	$82,800	$90,000	$180,000	$54,000	60%
Individual	$54,000	$54,000	$108,000	$54,000	100%
EPS	$28,800	$36,000	$72,000	-	0%

Laurence Winoker

Mr. Winoker’s employment agreement provides for a performance bonus based on performance objectives set forth in writing at the beginning of each calendar year during the term of his employment under the employment agreement.

For 2014, Mr. Winoker was entitled to receive a performance bonus based on an earnings target and individual performance objectives that were established at the beginning of the year. The earnings target and performance objectives were determined by our Chief Executive Officer and Chief Operating Officer, in consultation with our Compensation Committee.

For 2014, Mr. Winoker was entitled to receive an Adjusted IBIT bonus at a target of 37.5% of his salary for such year and at a maximum of 75% of his salary for such year, based on achievement of an earnings target and maximum for Adjusted IBIT. Mr. Winoker was also entitled to receive an individual bonus at a target of 25% of his salary for such year and at a maximum of 25% of his salary for such year, based on meeting individual measurable objectives set forth below.

Mr. Winoker’s individual goals included: the improvement of our income tax rate and implementation of further tax savings strategies; increase of staffing positions, including strengthening the financing staff and succession planning; fulfillment of his responsibility in the financial reporting of KitchenCraft (acquired in January 2014) and La Cafetière (acquired in March 2014). No cash bonus was to be payable to Mr. Winoker if we had less than $8 million in net income and the amount payable in connection with individual goals was subject to adjustment if we earned less than $10 million. Our Chief Executive Officer and Chief Operating Officer, in consultation with our Compensation Committee, evaluated Mr. Winoker’s achievement of his individual performance objectives and determined that the objectives were met at target.

For 2014, Mr. Winoker was awarded a total bonus of $204,386, based upon the attainment of the 2014 performance objectives. For the year ended December 31, 2014, Adjusted IBIT amounted to $17.9 million, resulting in a 61.6% of target payment opportunity. The details of the full bonus payment opportunity (including individual target bonus opportunity) are provided in the table below.

	Bonus Opportunity
	Threshold	Target	Maximum	Actual Bonus Paid	% of Target
TOTAL	$185,937	$265,625	$425,000	$204,386	76.9%
Individual	$106,250	$106,250	$106,250	$106,250	100%
Adjusted IBIT	$79,687	$159,375	$318,750	$98,136	61.6%

Stock Options and Stock Awards

Stock option and stock award compensation are intended to incentivize employees and to promote a closer identity of interest between our employees and our stockholders. Additionally, stock options are also aimed at retention as the vesting period, generally ranges from three to five years. Restricted stock awards are also aimed at retention as the restrictions lapse over a period, generally, ranging from one to three years.

Our Compensation Committee granted stock options to Jeffrey Siegel, Ronald Shiftan and Laurence Winoker in connection with their entering into their respective employment agreements. Our Compensation Committee granted restricted shares to Daniel Siegel in connection with him entering into his employment agreement. In addition, each NEO generally receives stock options once a year in connection with annual performance reviews based on an assessment of such person’s individual performance and, where appropriate, the performance of such person’s business unit (division), as well as our overall performance and the dilutive effect of the stock options. Stock option awards to NEOs in 2014 were not based on any pre-established quantitative performance metrics. In determining the number of stock options to be granted to employees, our Chief Executive Officer and our Chief Operating Officer annually develop a list of employees who are paid a salary of more than $200,000 a year (excluding themselves). The entire number of stock options to be granted in a year, which is generally options to purchase in the range of 250,000 to 350,000 shares of our stock, are divided into tiers of share increments which are allocated based on the salary levels of the employees on the list. Certain high performing, high-potential employees who earn a salary of less than $200,000 a year are added to the list at the discretion of our management. Stock option share grants are then proposed for individual employees by our Chief Executive Officer and our Chief Operating Officer in consultation with our human resources department. The list of proposed stock option share grants is then submitted to our Compensation Committee, which reviews and discusses the list with management. Additionally, our Compensation Committee determines the number of stock option shares to be granted to our Chief Executive Officer and our Chief Operating Officer, in line with the number of stock option shares granted to other employees. The grant date fair value of annual option awards granted to the NEOs in 2014, 2013 and 2012 represented 5% to 16% of the NEOs’ total compensation.

Stock options and restricted shares granted in 2014, 2013 and 2012 were granted pursuant to our 2000 Long-Term Incentive Plan, as amended (the “2000 Plan”). Under the 2000

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Plan, awards for up to 4,200,000 shares of our common stock may be granted by our Board of Directors, or a duly appointed committee thereof, to directors, officers, employees, consultants and other service providers to us and our affiliates in the form of stock options or other equity-based awards. At December 31, 2014, 296,362 shares of the total 4,200,000 shares authorized under the 2000 Plan were available for awards that could be granted. At the Annual Meeting, we will seek stockholder approval for the Amended and Restated 2000 Long-Term Incentive Plan, which, among other things, will increase this limit to 4,850,000 shares.

Subsequent to December 31, 2014, we cancelled options to purchase 35,000 shares of common stock, issued 117,154 shares of common stock and issued 1,471 shares of restricted common stock. As of April 30, 2015, 212,737 shares were available under the 2000 Plan.

Other Compensation

We maintain a defined contribution 401(k) plan for all employees, including the NEOs. We suspended our matching contributions effective January 1, 2009. We also offer perquisites that we believe are customary and reasonable, such as Company-paid automobile expenses, and with respect to Messrs. Jeffrey Siegel, Shiftan and Daniel Siegel reimbursement or payment of certain insurance and professional expenses.

The following chart shows each of the above elements of compensation as a percentage of total compensation received by the NEOs for 2014, 2013 and 2012:

		Major Elements of Each NEO’s Compensation as a Percentage of Total Compensation					Total Compensation
		% Salary	% Non-Equity Incentive Plan Compensation	% Stock Award	% Stock Options	% Other Compensation	Per Summary Compensation Table

Jeffrey Siegel	2014	32	28	--	36(1)	4	$ 3,073,756
	2013	36	55	--	6	3	2,788,187
	2012	33	57	--	6	4	2,989,804
Ronald Shiftan	2014	47	33	--	12	8	1,369,985
	2013	29	39	--	27(2)	5	2,248,823
	2012	36	50	--	8	6	1,587,727
Daniel Siegel(3)	2014	45	32	7(4)	15	1	1,025,959
	2013	45	44	--	10	1	1,004,894
Craig Phillips	2014	69	10	--	15	6	521,107
	2013	62	26	--	9	3	574,998
	2012	61	28	--	8	3	535,663
Laurence Winoker	2014	59	28	--	11	2	720,109
	2013	52	41	--	6	1	822,594
	2012	53	37	--	8	2	795,719

Notes:

(1)	Includes options granted pursuant to Mr. Siegel’s employment agreement dated as of March 12, 2014.
(2)	Includes options granted in January 2013 pursuant to Mr. Shiftan’s second amended and restated employment agreement dated as of December 20, 2012.
(3)	Daniel Siegel was not a NEO prior to fiscal year 2013. In accordance with SEC regulations, only compensation information since the fiscal year in which Daniel Siegel became a NEO is reported above.
(4)	Includes restricted shares granted pursuant to Daniel Siegel’s employment agreement dated as of November 28, 2014, as amended.

ACCOUNTING AND TAX CONSIDERATIONS

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to any of the companies’ chief executive officer and other NEO’s. Qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. We periodically review potential consequences of Section 162(m) and may structure the performance-based portion of an executive’s compensation to comply with certain exemptions in Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions provided for in Section 162(m), when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and the executive officer’s performance.

POLICY REGARDING RESTATEMENTS

We do not have a formal policy regarding adjustment or recovery of awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of the award or payment. Under those circumstances, our Board or our Compensation Committee would evaluate whether adjustments or recoveries of awards would be appropriate based upon the facts and circumstances surrounding the restatement. We will comply with any future regulatory requirements as mandated under the Dodd-Frank Act as they become effective.

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Our Compensation Committee also annually evaluates the levels of risks arising from our compensation policies and practices and reviews suggested practices to mitigate such risks. The risks considered by our Compensation Committee included the following:

●	Strategic risk, which involves the alignment of performance metrics of executives with the objective of long-term value creation for stockholders;
●	Governance risk, focused on the independence and level of expertise of Compensation Committee members as well as the use of a compensation consultant; and
●	Pay-mix risk, which includes the balancing of the fixed and variable performance components of executive compensation.

We concluded that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us. Based on this review, discussion and evaluation of risks, our Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement.

April 30, 2015	The Compensation Committee
Cherrie Nanninga – Chair
John Koegel
Michael J. Jeary

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during the 2014 fiscal year were Michael J. Jeary, John Koegel and Cherrie Nanninga. During the 2014 fiscal year, no member of our Compensation Committee was an officer, former officer or employee of the Company or had any direct or indirect material interest in a transaction with us or in a business relationship with the Company that would require disclosure under the applicable rules of the SEC. In addition, no interlocking relationship existed between any member of our Compensation Committee or one of our executive officers, on the one hand, and any member of our Compensation Committee (or committee performing equivalent functions, or the full board of directors) or an executive officer of any other entity, on the other hand.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our NEOs.

Name, Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation	Stock Award	Option Awards (1)	All Other Compensation	Total
Jeffrey Siegel (2) Chairman of our Board, Chief Executive Officer	2014	$1,000,000	$865,757		$1,091,760	$116,239	$3,073,756
	2013	1,000,000	1,535,091		155,520	97,576	2,788,187
	2012	1,000,000	1,712,632		181,500	95,672	2,989,804
Ronald Shiftan (3) Vice Chairman of our Board, Chief Operating Officer	2014	650,000	457,718		157,760	104,507	1,369,985
	2013	649,677	886,340		610,680	102,126	2,248,823
	2012	566,000	801,665		121,000	99,602	1,587,727
Daniel Siegel (4) President	2014	460,481	323,418	$74,700	157,760	9,600	1,025,959
	2013	450,000	441,614		103,680	9,600	1,004,894
Craig Phillips (5) Retired Senior Vice-President – Distribution, Director	2014	360,000	54,000		78,880	28,227	521,107
	2013	359,865	147,600		51,840	15,693	574,998
	2012	325,000	149,175		45,375	16,113	535,663
Laurence Winoker (6) Senior Vice President - Finance, Treasurer, Chief Financial Officer	2014	425,000	204,386		78,880	11,843	720,109
	2013	425,000	333,664		51,840	12,090	822,594
	2012	425,000	298,180		60,500	12,039	795,719

Notes:
(1)	Represents the aggregate grant date fair value of the stock options as determined under the Financial Accounting Standards Board Accounting Standards Codification Topic No. 718-20, Awards Classified as Equity, which will be recognized by the Company for options granted during 2014, 2013 and 2012. For information, including assumptions, regarding the valuation of these options refer to Note G to the Company’s Consolidated Financial Statements for the year ended December 31, 2014 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
(2)	2014 – All other compensation consists of reimbursement of insurance expenses of $75,000, Company-paid automobile related expenses of $36,239 and reimbursement of professional fees of $5,000. As permitted by our 2000 Long-Term Plan, $545,777 of Mr. Siegel’s non-equity incentive plan compensation was paid in the form of shares of our common stock at the closing price therefor on the date of grant. Option awards granted in 2014 includes options granted pursuant to Mr. Siegel’s employment agreement dated as of March 12, 2014.

2013 – All other compensation consists of reimbursement of insurance expenses of $60,000, Company-paid automobile related expenses of $31,376 and reimbursement of professional fees of $6,200.

2012 – All other compensation consists of reimbursement of insurance expenses of $60,000, Company-paid automobile related expenses of $30,672 and reimbursement of professional fees of $5,000.

(3)	2014 – All other compensation consists of reimbursement of insurance expenses of $60,000, Company-paid automobile related expenses of $36,297 and reimbursement of professional fees of $8,210. As permitted by our 2000 Long-Term Plan, $268,144 of Mr. Shiftan’s non-equity incentive plan compensation was paid in the form of shares of our common stock at the closing price therefor on the date of grant.

2013 – All other compensation consists of reimbursement of insurance expenses of $60,000, Company-paid automobile related expenses of $29,501 and reimbursement of professional fees of $12,625. Option awards granted in 2013 includes options granted pursuant to Mr. Shiftan’s second amended and restated employment agreement.

2012 – All other compensation consists of reimbursement of insurance expenses of $60,000, Company-paid automobile related expenses of $24,062, and reimbursement of professional fees of $15,000.

(4)	2014 – All other compensation consists of Company-paid automobile related expenses of $9,600. As permitted by our 2000 LongTerm Plan, $195,742 of Mr. Siegel’s non-equity incentive plan compensation was paid in the form of shares of our common stock at the closing price therefor on the date of grant. Stock awards granted in 2014 includes restricted shares granted pursuant to Mr. Siegel’s employment agreement dated November 28, 2014.

2013 – All other compensation consists of Company-paid automobile related expenses of $9,600.

(5)	Mr. Phillips retired and resigned as Senior Vice-President – Distribution, effective January 2, 2015.

2014 – All other compensation consists of Company-paid automobile related expenses of $28,227.

2013 – All other compensation consists of Company-paid automobile related expenses of $15,693.

2012 – All other compensation consists of Company-paid automobile related expenses of $16,113.

(6)	2014 – All other compensation consists of Company-paid automobile related expenses of $11,843. As permitted by our 2000 LongTerm Plan, $115,997 of Mr. Winoker’s non-equity incentive plan compensation was paid in the form of shares of our common stock at the closing price therefor on the date of grant.

2013 – All other compensation consists of Company-paid automobile related expenses of $12,090.

2012 – All other compensation consists of Company-paid automobile related expenses of $12,039.

COMPENSATION OF NEOs

Jeffrey Siegel

During 2014, Jeffrey Siegel was employed by us as Chairman of our Board of Directors, Chief Executive Officer and director pursuant to an employment agreement dated as of March 12, 2014.

Mr. Siegel’s employment agreement, which became effective as of January 1, 2014, extended the term of Mr. Siegel’s employment through December 31, 2016, with an automatic renewal for an additional one-year period unless his employment is terminated by either us or Mr. Siegel, and provides for an annual base salary of $1,000,000; Company-paid automobile expenses; reimbursement of certain legal, financial and other professional services up to $15,000 during any 12-month period; and reimbursement of insurance premiums up to $75,000 per year.

Pursuant to Mr. Siegel’s employment agreement, we granted him an option to purchase 100,000 shares of our common stock at a price per share equal to the closing stock price on March 12, 2014. Such stock option vests in three installments, the last of which becomes exercisable on December 31, 2016 and the option will expire ten years from the date of grant. The employment agreement also entitles Mr. Siegel to receive an Annual Adjusted IBIT Performance Bonus and an Annual Individual Goal Bonus as described under Non-Equity Incentive Plan Compensation.

Mr. Siegel’s employment agreement further provides for payments due to Mr. Siegel upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

The complete text of Mr. Siegel’s employment agreement was filed with the SEC as an exhibit to a Form 8-K dated March 18, 2014. Mr. Siegel’s employment agreement is incorporated here by reference and the foregoing description of such agreement is qualified by the text of such agreement.

Ronald Shiftan

During 2014, Ronald Shiftan was employed by us as our Vice Chairman and Chief Operating Officer pursuant to an employment agreement dated August 10, 2009, as amended as of November 9, 2010 and as amended and restated as of December 20, 2012 (the “Shiftan Second Amended and Restated Employment Agreement”).

The Shiftan Second Amended and Restated Employment Agreement extended the term of Mr. Shiftan’s employment through December 31, 2015, with automatic renewal for additional one-year periods unless his employment is terminated by either us or Mr. Shiftan, and provides for an annual base salary of $650,000; Company-paid automobile expenses; reimbursement of certain legal, financial and other professional services up to $15,000 during any 12-month period; and reimbursement of insurance premiums up to $60,000 per year.

Pursuant to the Shiftan Second Amended and Restated Employment Agreement, we granted Mr. Shiftan an option to purchase 100,000 shares of our common stock at a price per share equal to the closing stock price on January 2, 2013. 20% of such stock option vested on each of December 31, 2013, June 30, 2014 and December 31, 2014, and the remaining will vest and become exercisable in two equal semi-annual installments on June 30, 2015 and December 31, 2015. The stock option will expire five years from the date of grant.

The Shiftan Second Amended and Restated Employment Agreement also entitles Mr. Shiftan to receive an Annual Adjusted IBIT Performance Bonus and an Annual Individual Goal Bonus based on certain measurable objectives as described under Non-Equity Incentive Plan Compensation.

The Shiftan Second Amended and Restated Employment Agreement further provides for payments due to Mr. Shiftan upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

The complete text of Mr. Shiftan’s Amended and Restated Employment Agreement dated August 10, 2009 was filed with the SEC as an exhibit to a Form 8-K dated August 12, 2009. The complete text of the amendment dated as of November 9, 2010 was filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2010. The complete text of the Shiftan Second Amended and Restated Employment Agreement was filed with the SEC as an exhibit to a Form 8-K dated December 20, 2012. The Amended and Restated Employment Agreement dated August 10, 2009, the amendment dated November 9, 2010 and the Shiftan Second Amended and Restated Employment Agreement are incorporated here by reference and the foregoing descriptions of such agreements are qualified by the text of such agreements.

Daniel Siegel

During 2014, Daniel Siegel was employed by us as our President. Prior to the employment agreement dated November 28, 2014, effective as of August 1, 2014, and as amended as of April 27, 2015, Mr. Siegel did not have an employment agreement with us.

Mr. Siegel’s employment agreement, as amended, established the term of Mr. Siegel’s employment through December 31, 2017, with automatic renewal for additional one-year periods unless his employment is terminated by either us or Mr. Siegel, and provides for an annual base salary of $475,000 and certain perquisites including fringe benefits, Company-paid automobile expenses and a one-time reimbursement of certain legal professional services, up to $6,500. The employment agreement, as amended, also entitles Mr. Siegel to receive an Annual Adjusted IBIT Performance Bonus and an Annual Individual Goal Bonus based on certain measurable objectives as described under Non-Equity Incentive Plan Compensation.

Pursuant to Mr. Siegel’s employment agreement, we granted

him 5,000 restricted shares of our common stock on November 28, 2014. The restrictions on one-third of the restricted shares shall terminate on each of August 1, 2015, 2016 and 2017.

Mr. Siegel’s employment agreement, as amended, further provides for payments due to Mr. Siegel upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

The complete text of Mr. Siegel’s employment agreement, dated as of November 28, 2014, was filed with the SEC as an exhibit to a Form 8-K dated December 3, 2014. The complete text of Mr. Siegel’s amendment to his employment agreement was filed with the SEC as an exhibit to a Form 8-K dated April 29, 2015. Mr. Siegel’s employment agreement and amended employment agreement are incorporated here by reference and the foregoing description of such agreements are qualified by the text of such agreements.

Craig Phillips

During 2014 and until his retirement on January 2, 2015, Craig Phillips was employed by us as our Senior Vice President – Distribution pursuant to the amended and restated employment agreement dated as of March 8, 2010 and amended as of March 12, 2013. The employment agreement, as amended, provided for a base annual salary of $360,000 and an annual bonus determined by the Compensation Committee of our Board of Directors, upon recommendation of our Chief Executive Officer and Chief Operating Officer, based primarily upon the Chief Executive Officer’s and Chief Operating Officer’s evaluation of Mr. Phillips’s performance during such calendar year. Mr. Phillips’s employment agreement also provided for certain perquisites including fringe benefits and Company-paid automobile related expenses.

Mr. Phillips’s employment agreement further provided for payments to Mr. Phillips upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

The complete text of Mr. Phillips’s amended and restated employment agreement was filed with the SEC as an exhibit to a Form 8-K dated March 10, 2010. The complete text of the amendment to Mr. Phillips’s amended and restated employment agreement was filed with the SEC as an exhibit to a Form 8-K dated March 15, 2013. Mr. Phillips’s employment agreement, the amended and restated employment agreement and the amendment to his amended and restated employment agreement are incorporated here by reference and the foregoing descriptions of such agreements are qualified by the text of such agreements.

Laurence Winoker

During 2014, Laurence Winoker was employed by us as our Senior Vice-President — Finance, Treasurer and Chief Financial Officer pursuant to an employment agreement dated as of June 28, 2007, as amended as of March 8, 2010 and April 12, 2012.

Mr. Winoker’s employment agreement, as amended, provides for an annual base salary of $425,000 for 2014 and a performance bonus based on performance objectives established in writing at the beginning of each calendar year during the term of employment under Mr. Winoker’s employment agreement. Mr. Winoker’s employment agreement also provides for certain perquisites including fringe benefits and Company-paid automobile related expenses.

Mr. Winoker’s employment agreement further provides for payments to Mr. Winoker upon the termination of his employment as described under Potential Payments Upon Termination or Change in Control.

The complete text of Mr. Winoker’s employment agreement, dated as of June 28, 2007, was filed with the SEC as an exhibit to a Form 8-K dated July 3, 2007. The complete text of the first amendment to Mr. Winoker’s employment agreement was filed with the SEC as an exhibit to a Form 8-K dated March 10, 2010. The complete text of the second amendment to Mr. Winoker’s employment agreement was filed with the SEC as an exhibit to a Form 8-K dated April 16, 2012. Mr. Winoker’s employment agreement, first amendment to his employment agreement and second amendment to his employment agreement are incorporated here by reference and the foregoing descriptions of such agreements are qualified by the text of such agreements.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR ENDED DECEMBER 31, 2014

The following table sets forth information regarding grants of plan-based compensation to the NEOs during 2014.

		Estimated future payouts under non-equity incentive plan awards (1)			All other stock awards: number of shares	All other option awards: number of securities underlying	Exercise or base price of	Grant date fair value of stock and option
Name	Grant date	Threshold	Target	Maximum	of stock	options	option awards	awards
Jeffrey Siegel	April 30, 2014	$625,000	$1,250,000	$2,250,000		16,000 (2)	$19.10	$157,760
	March 12, 2014					100,000 (3)	$18.04	$934,000
Ronald Shiftan	April 30, 2014	$341,250	$682,500	$1,397,500		16,000 (2)	$19.10	$157,760
Daniel Siegel	April 30, 2014	$213,868	$427,735	$625,000		16,000 (2)	$19.10	$157,760
	November 28, 2014				5,000 (4)			$74,700
Craig Phillips(5)	April 30, 2014	$82,800	$90,000	$180,000		8,000 (2)	$19.10	$78,880
Laurence Winoker	April 30, 2014	$185,937	$265,625	$425,000		8,000 (2)	$19.10	$78,880

Notes:

(1)	The threshold, target and maximum payouts disclosed in the table above include the Annual Adjusted IBIT Performance Bonus and the Annual Individual Goal Bonus for Jeffrey Siegel, Mr. Shiftan, Daniel Siegel and Mr. Winoker and the Annual EPS Performance Bonus and the Annual Individual Goal Bonus for Mr Phillips.
(2)	The options vest in equal yearly installments over four years commencing on the first anniversary of the grant date and expire on the tenth anniversary of the grant date.
(3)	One-third of the options vested and became exercisable on each December 31 thereafter and expire on the tenth anniversary of the grant date.
(4)	Restrictions on one-third of the shares shall terminate on each of August 1, 2015, 2016 and 2017.
(5)	Mr. Phillips retired and resigned as Senior Vice-President - Distribution, effective January 2, 2015.

OPTION EXERCISES DURING FISCAL YEAR ENDED DECEMBER 31, 2014

	Option awards
Name	Number of shares acquired on exercise	Value realized on exercise
Ronald Shiftan	125,000	1,400,000
Daniel Siegel	24,250	273,011

OUTSTANDING EQUITY AWARDS HELD BY NEOs AT DECEMBER 31, 2014

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Options expiration date
Jeffrey Siegel	15,000 (1)		4.60	November 9, 2018
	100,000 (2)		13.27	May 6, 2020
	150,000 (3)		11.73	March 3, 2021
	15,000 (4)	15,000 (4)	11.64	April 30, 2022
	6,000 (5)	18,000 (5)	12.79	May 6, 2023
	33,333 (6)	66,667 (6)	18.04	March 12, 2024
		16,000 (7)	19.10	April 29, 2024
Ronald Shiftan	15,000 (8)		4.60	November 9, 2018
	50,000 (2)		13.27	May 6, 2020
	15,000 (9)	5,000 (9)	10.79	June 15, 2021
	10,000 (4)	10,000 (4)	11.64	April 30, 2022
	60,000 (10)	40,000 (10)	10.72	January 2, 2018
	4,000 (5)	12,000 (5)	12.79	May 6, 2023
		16,000 (7)	19.10	April 29, 2024
Daniel Siegel	12,000 (11)		29.96	May 1, 2016
	25,000 (2)		13.27	May 6, 2020
		3,750 (9)	10.79	June 15, 2021
	7,500 (4)	7,500 (4)	11.64	April 30, 2022
	4,000 (5)	12,000 (5)	12.79	May 6, 2023
		16,000 (7)	19.10	April 29, 2024

Craig Phillips	16,000 (11)		29.96	May 1, 2016
	5,000 (13)		4.60	November 9, 2018
	7,500 (2)		13.27	May 6, 2020
	3,750 (9)	1,250 (9)	10.79	June 15, 2021
	3,750 (4)	3,750 (4)	11.64	April 30, 2022
	2,000 (5)	6,000 (5)	12.79	May 6, 2023
		8,000 (7)	19.10	April 29, 2024
Laurence Winoker	75,000 (14)		20.81	July 1, 2017
	5,000 (13)		4.60	November 9, 2018
	25,000 (12)		2.19	April 2, 2019
	20,000 (2)		13.27	May 6, 2020
	7,500 (9)	2,500 (9)	10.79	June 15, 2021
	5,000 (4)	5,000 (4)	11.64	April 30, 2022
	2,000 (5)	6,000 (5)	12.79	May 6, 2023
		8,000 (7)	19.10	April 29, 2024

Notes:

(1)	This option was granted on November 10, 2008 and vested quarterly through December 31, 2010.
(2)	This option was granted on May 7, 2010 and vested 25% a year in four equal annual installments commencing on the first anniversary of the date of grant.
(3)	This option was granted on March 4, 2011 and vested 33% a year in three equal annual installments on each of December 31, 2011, 2012 and 2013.
(4)	This option was granted on May 1, 2012 and vests 25% a year in four equal annual installments commencing on the first anniversary of the date of grant.
(5)	This option as granted on May 7, 2013 and vests 25% a year in four equal annual installments commencing on the first anniversary of the date of grant.
(6)	This option as granted on March 13, 2014 and vests 33% a year in three equal annual installments commencing on December 31, 2014.
(7)	This option was granted on April 30, 2014 and vests 25% a year in four equal annual installments commencing on the first anniversary of the date of grant.
(8)	This option was granted on November 10, 2008 and vested quarterly through June 30, 2010.
(9)	This option was granted on June 16, 2011 and vests 25% a year in four equal annual installments commencing on the first anniversary of the date of grant.
(10)	This option was granted on January 2, 2013 and vested 20% on December 31, 2013 with the balance vesting in four equal semiannual installments commencing on June 30, 2014.
(11)	This option was granted on May 2, 2006 and vested 20% a year in five equal annual installments commencing on the first anniversary of the date of grant.
(12)	This option was granted on April 3, 2009 and vested 25% a year in four equal annual installments commencing on the first anniversary of the date of grant.
(13)	This option was granted on November 10, 2008 and vested 25% a year in four equal annual installments commencing on the first anniversary of the date of grant.
(14)	This option was granted on July 2, 2007 and vested 20% a year in five equal annual installments commencing on the first anniversary of the date of grant.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The employment agreements that we have entered into with each of the NEOs require us to make certain payments to these individuals in the event of a termination of their employment or a change in control of the Company. We believe that the arrangements with respect to a change in control are appropriate to allow the NEOs to focus on our interests in a change of control situation without distractions relating to their employment.

The following table shows estimated payments that would have been made to each of the our NEOs pursuant to their current employment agreements under various scenarios involving a termination of employment or a change in control of the Company, assuming that each individual’s employment was terminated or a change in control of the Company had occurred on December 31, 2014 and using the closing market price of the our common stock as of December 31, 2014:

Upon Termination as a Result of a Disability

Payment	Jeffrey Siegel	Ronald Shiftan	Daniel Siegel	Craig Phillips	Laurence Winoker

Cash severance	$7,871,585	$4,482,008	$237,500	--	$212,500

Awarded but unpaid bonus	$615,757	$360,218	$323,418	$54,000	--

Options (intrinsic value)	$161,460	$397,090	--	--	--

Accrued salary	$11,538	$7,500	$5,481	$4,154	$4,904

Accrued vacation	$38,462	$25,000	$18,269	--	$13,949

TOTAL	$8,698,802	$5,271,816	$584,668	$58,154	$231,353

Upon Termination as a Result of a Death

Payment	Jeffrey Siegel	Ronald Shiftan	Daniel Siegel	Craig Phillips	Laurence Winoker

Cash severance	$7,871,585	$4,482,008	--	--	--

Awarded but unpaid bonus	$615,757	$360,218	$323,418	$54,000	--

Options (intrinsic value)	$161,460	$397,090	--	--	--

Accrued salary	$11,538	$7,500	$5,481	$4,154	$4,904

Accrued vacation	$38,462	$25,000	$18,269	--	$13,949

TOTAL	$8,698,802	$5,271,816	$347,168	$58,154	$18,853

Upon Termination by the Company for Cause or by the Executive Without Good Reason

Payment	Jeffrey Siegel	Ronald Shiftan	Daniel Siegel	Craig Phillips	Laurence Winoker

Awarded but unpaid bonus	--	--	$323,418	--	$204,386

Accrued salary	$11,538	$7,500	$5,481	$4,154	$4,904

Accrued vacation	$38,462	$25,000	$18,269	--	$13,949

TOTAL	$50,000	$32,500	$347,168	$4,154	$223,239

Upon Termination as a Result of a Change in Control of the Company

Payment	Jeffrey Siegel	Ronald Shiftan	Daniel Siegel	Craig Phillips	Laurence Winoker

Cash severance	$7,871,585	$4,482,008	$1,979,614	$360,000	$425,000

Awarded but unpaid bonus	$615,757	$360,218	$323,418	$54,000	$204,386

Options (intrinsic value)	$161,460	$397,090	$117,728	$54,883	$69,745

Restricted shares (intrinsic value)	--	--	$85,800	--	--

Health benefits	$2,826	$1,413	$8,513	--	$6,206

Insurance reimbursement	$150,000	$60,000	--	--	--

Accrued salary	$11,538	$7,500	$5,481	$4,154	$4,904

Accrued vacation	$38,462	$25,000	$18,269	--	$13,949

TOTAL	$8,851,628	$5,333,229	$2,538,823	$473,037	$724,190

Upon All Other Terminations by the Company or by the Executive for Good Reason

Payment	Jeffrey Siegel	Ronald Shiftan	Daniel Siegel	Craig Phillips	Laurence Winoker

Cash severance	$7,871,585	$4,482,008(1)	$1,979,614(2)	$360,000	$425,000

Awarded but unpaid bonus	$615,757	$360,218	$323,418	$54,000	$204,386

Options (intrinsic value)	$161,460	$397,090	$117,728	--	$69,745

Restricted shares (intrinsic value)	--	--	$85,800	--	--

Health benefits	$2,826	$1,413	$8,513	--	$6,206

Insurance reimbursement	$150,000	$60,000	--	--	--

Accrued salary	$11,538	$7,500	$5,481	$4,154	$4,904

Accrued vacation	$38,462	$25,000	$18,269	--	$13,949

TOTAL	$8,851,628	$5,333,229	$2,538,823	$418,154	$724,190

Note:

(1)

$1,397,741 of such cash severance amount would be payable to Mr. Shiftan pursuant to his employment agreement if the agreement were terminated by non-renewal upon the expiration of the term of his employment under his employment agreement.

(2)	$475,000 of such cash severance amount would be payable to Mr. Siegel pursuant to his employment agreement if the agreement were terminated by non-renewal upon expiration of the term of his employment under his employment agreement.

Jeffrey Siegel

Jeffrey Siegel’s employment agreement contains the following provisions regarding termination of employment and change of control.

Termination for cause; resignation without good reason

If Mr. Siegel’s employment is terminated by us for cause or if Mr. Siegel resigns other than for good reason, Mr. Siegel shall be entitled to be paid the following amounts (collectively, the “Accrued Obligations”):

●	His salary accrued up to and including the date of termination or resignation of his employment,
●	An amount in lieu of any accrued but unused vacation time, and
●	The amount of any unreimbursed expenses.

Notwithstanding anything to the contrary in his employment agreement, Mr. Siegel shall be entitled to exercise any then-outstanding stock options granted to Mr. Siegel that shall have vested on or prior to such termination or resignation of employment.

Involuntary Termination

If Mr. Siegel’s employment is terminated (i) by us for any reason other than cause, (ii) by Mr. Siegel for good reason, (iii) by us or Mr. Siegel due to Mr. Siegel’s disability or (iv) by reason of Mr. Siegel’s death (such a resignation or termination being hereinafter referred to as an “Involuntary Termination”), Mr. Siegel shall be entitled to payment of the Accrued Obligations.

In addition, in the event of Mr. Siegel’s Involuntary Termination, we shall pay to Mr. Siegel as severance (the “Severance Payments”) the following amounts:

●	3.0 times his salary,
●	3.0 times the average of the sum of the Annual Adjusted IBIT Performance Bonus and the Annual Individual Goal Bonus paid by us to Mr. Siegel with respect to the two immediately preceding years, and
●	The Annual Adjusted IBIT Performance Bonus accrued to the date of termination.

Anything in his employment agreement to the contrary notwithstanding, no such Severance Payments shall be payable if Mr. Siegel’s employment with us ends at the expiration or non-renewal of the term of his employment under his employment agreement.

In addition, Mr. Siegel shall continue to participate, at our expense, in the Company’s health and medical plans and in any other benefits provided by us to Mr. Siegel at the time of such Involuntary Termination until the end of the term of his employment or until Mr. Siegel obtains other employment, whichever occurs first.

In addition, in the event of Mr. Siegel’s Involuntary Termination, all of Mr. Siegel’s then-outstanding stock options shall be immediately vested and exercisable.

Involuntary Termination in connection with certain changes in control

If, during the term of his employment we undergo a change in control and either (i) Mr. Siegel’s employment is thereafter terminated under circumstances that would constitute an Involuntary Termination or (ii) Mr. Siegel undergoes an Involuntary Termination and within 90 days of the Involuntary Termination we execute a definitive agreement to enter into a transaction the consummation of which would result in a change in control and such transaction is actually consummated, then Mr. Siegel shall be entitled to all payments, benefits and stock-based compensation as outlined under the Involuntary Termination section above. We shall make the payments and provide the benefits to be paid and provided under his employment agreement. However, if all or any portion of the payments and benefits would constitute a “parachute payment” within the meaning of Section 280G of the Code (or a similar or successor provision), we shall reduce such payments to the extent necessary so that (i) no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code (or a similar or successor provision); and (ii) by reason of such reduction, the net after-tax benefit to Mr. Siegel shall exceed the net after-tax benefit if such reduction were not made.

Involuntary Termination due to disability

In the event of Mr. Siegel’s disability, either we or Mr. Siegel shall be entitled to terminate Mr. Siegel’s employment. In the event that Mr. Siegel elects to terminate his employment due to disability, such termination shall be deemed to be an Involuntary Termination and Mr. Siegel shall be entitled to payment of the Accrued Obligations, the Severance Payments and any disability benefits that are provided under the terms of any pension, medical, disability or life insurance plan applicable to our senior executives, applicable to Mr. Siegel at the time of his disability. In addition, in the event Mr. Siegel’s employment is terminated due to disability, all of Mr. Siegel’s then-outstanding stock options shall be immediately vested and exercisable.

Death

Except in certain circumstances, no further salary or benefits shall be payable under the Employment Agreement following the date of Mr. Siegel’s death. In the event of Mr. Siegel’s death, the Accrued Obligations and the Severance Payments shall be paid to Mr. Siegel’s beneficiary. Mr. Siegel’s beneficiary shall also be entitled to any death benefits that are provided under the terms of any pension, medical, disability or life insurance plan applicable to our senior executives, applicable to Mr. Siegel at the time of death. In addition, in the event of Mr. Siegel’s death, all of Mr. Siegel’s then-outstanding stock options shall be immediately vested and exercisable.

Continuation of life insurance

Notwithstanding the termination of Mr. Siegel’s employment (other than for cause or by reason of his death) we shall continue in force and pay the premiums on life insurance on the life of Mr. Siegel that we are required to maintain and pay the premiums on pursuant to the Employment Agreement.

Ronald Shiftan

Ronald Shiftan’s Amended and Restated Employment Agreement dated as of August 10, 2009, as amended as of November 9, 2010 and amended and restated as of December 20, 2012 contains the following provisions regarding termination of employment and change of control.

Termination for cause; resignation without good reason

If Mr. Shiftan’s employment is terminated by us for cause or if Mr. Shiftan resigns other than for good reason, Mr. Shiftan shall be entitled to be paid the following amounts (collectively, the “Accrued Obligations”):

●	His salary accrued up to and including the date of termination or resignation of his employment,
●	An amount in lieu of any accrued but unused vacation time, and
●	The amount of any unreimbursed expenses.

Notwithstanding anything to the contrary in his employment agreement, Mr. Shiftan shall be entitled to exercise any then-outstanding stock options granted to Mr. Shiftan that shall have vested on or prior to such termination or resignation of employment.

Involuntary Termination

If Mr. Shiftan’s employment is terminated (i) by us for any reason other than cause, (ii) by Mr. Shiftan for good reason, (iii) by us or Mr. Shiftan due to Mr. Shiftan’s disability or (iv) by reason of Mr. Shiftan’s death (such a resignation or termination being hereinafter referred to as an “Involuntary Termination”), Mr. Shiftan shall be entitled to payment of the Accrued Obligations.

In addition, in the event of Mr. Shiftan’s Involuntary Termination, we shall pay to Mr. Shiftan as severance (the “Severance Payments”) the following amounts:

●	3.0 times his salary,
●	3.0 times the average of the sum of the Annual Adjusted IBIT Performance Bonus and the Annual Individual Goal Bonus paid by us to Mr. Shiftan with respect to the two immediately preceding years, and
●	The Annual Adjusted IBIT Performance Bonus accrued to the date of termination.

Anything in his employment agreement to the contrary notwithstanding, no such Severance Payments shall be payable if Mr. Shiftan’s employment with us ends at the expiration or non-renewal of the term of his employment under his employment agreement.

In addition, Mr. Shiftan shall continue to participate, at our expense, in our health and medical plans and in any other benefits provided by us to Mr. Shiftan at the time of such Involuntary Termination until the end of the term of his employment or until Mr. Shiftan obtains other employment, whichever occurs first. Furthermore, in the event of Mr. Shiftan’s Involuntary Termination, all of Mr. Shiftan’s then-outstanding stock options shall be immediately vested and exercisable.

Involuntary Termination in connection with certain changes in control

If, during the term of his employment we undergo a change in control and either (i) Mr. Shiftan’s employment is thereafter terminated under circumstances that would constitute an Involuntary Termination or (ii) Mr. Shiftan undergoes an Involuntary Termination and within 90 days of the Involuntary Termination we execute a definitive agreement to enter into a transaction the consummation of which would result in a change in control and such transaction is actually consummated, then Mr. Shiftan shall be entitled to all payments, benefits and stock-based compensation as outlined under the Involuntary Termination section above. We shall make the payments and provide the benefits to be paid and provided under his employment agreement. However, if all or any portion of the payments and benefits would constitute a “parachute payment” within the meaning of Section 280G of the Code (or a similar or successor provision), we shall reduce such payments to the extent necessary so that (i) no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code (or a similar or successor provision) and (ii) by reason of such reduction, the net after-tax benefit to Mr. Shiftan shall exceed the net after-tax benefit if such reduction were not made.

Involuntary Termination due to disability

In the event of Mr. Shiftan’s disability, either we or Mr. Shiftan shall be entitled to terminate Mr. Shiftan’s employment. In the event that Mr. Shiftan elects to terminate his employment due to disability, such termination shall be deemed to be an Involuntary Termination and Mr. Shiftan shall be entitled to payment of the Accrued Obligations, the Severance Payments and any disability benefits that are provided under the terms of any pension, medical, disability or life insurance plan applicable to our senior executives, applicable to Mr. Shiftan at the time of his disability. In addition, in the event Mr. Shiftan’s employment is terminated due to disability, all of Mr. Shiftan’s then-outstanding stock options shall be immediately vested and exercisable.

Death

Except in certain circumstances, no further salary or benefits shall be payable under Mr. Shiftan’s employment agreement following the date of Mr. Shiftan’s death. In the event of Mr. Shiftan’s death, the Accrued Obligations and the Severance Payments shall be paid to Mr. Shiftan’s beneficiary. Mr. Shiftan’s beneficiary shall also be entitled to any death benefits that are provided under the terms of any pension, medical, disability or life insurance plan applicable to our senior executives, generally applicable to Mr. Shiftan at the time of death. In addition, in the event of Mr. Shiftan’s death, all of Mr. Shiftan’s then-outstanding stock options shall be immediately vested and exercisable.

Termination upon expiration of term

If Mr. Shiftan’s employment is terminated by reason of the expiration of the Term, Mr. Shiftan is entitled to payment of the Accrued Obligations. In addition, in such event, we shall pay Mr. Shiftan as severance an amount equal to:

●	1.0 times his salary, and
●	The average of the sum of the Annual Adjusted IBIT Performance Bonus and the Annual Individual Goal Bonus,

with respect to the year ending on the date on which the Mr. Shiftan’s employment is terminated by reason of the expiration of the Term and each of the two immediately preceding years. In addition, in the event that Mr. Shiftan’s employment is terminated by reason of the expiration of the Term, all of Mr. Shiftan’s then-outstanding stock options shall be immediately vested and exercisable.

Daniel Siegel

Daniel Siegel’s Employment Agreement dated as of November 28, 2014 and amended as of April 27, 2015, contains the following terms regarding termination of employment and change of control.

General

Without limiting the generality of the termination provisions contained in Mr. Siegel’s employment agreement, as amended, if Mr. Siegel’s employment is terminated during the term of his employment agreement for any reason, we shall pay Mr. Siegel the following amounts (collectively, “Accrued Obligations”):

●	His base salary for the period accrued up to and including the date of termination of his employment,
●	An amount in lieu of any accrued but unused vacation time,
●	The amount of any unreimbursed expenses,
●	The amount of any unpaid Adjusted IBIT Performance Bonus and Individual Goal Bonus, including any Pro-Rated Performance Bonus, and
●	The benefits with respect to stock options and restricted stock, as provided for in his employment agreement.

Termination due to death

If Mr. Siegel’s employment is terminated by reason of Mr. Siegel’s death, then Mr. Siegel’s estate shall receive payment for amounts provided as Accrued Obligations.

Termination due to permanent disability

In the event that his employment is terminated due to total disability, in addition to the Accrued Obligations, Mr. Siegel shall receive an amount equal to his base salary for a period of six months from the date of termination.

Termination by Mr. Siegel voluntarily;

termination by the Company for cause

Upon any termination of Mr. Siegel’s employment either (i) voluntarily by Mr. Siegel (except if he is voluntarily terminating his employment due to a change of control or for good reason) or (ii) by us for cause, all payments, salary and other benefits thereunder shall cease at the date of termination, with the exception of Accrued Obligations.

Termination by the Company without cause;

termination by Mr. Siegel for good reason;

election not to offer new employment

In the event that (i) his employment is terminated by us without cause, or (ii) his employment agreement is terminated by Mr. Siegel for good reason or (iii) we choose not to offer further employment to Mr. Siegel beyond the initial term or any renewal term, if applicable, on terms and conditions that are, in the aggregate, no less favorable to Mr. Siegel than the terms and conditions of his employment agreement, and a change of control has not occurred, then the following conditions shall apply.

If Mr. Siegel’s employment is terminated by us without cause, then Mr. Siegel shall be entitled to receive:

●	Certain benefits set forth in his employment agreement, including Accrued Obligations,
●	2.0 times Mr. Siegel’s base salary as in effect at the date of termination for a period of 24 months from the date of termination,
●

The Pro-Rated Performance Bonus for the fiscal year in which the effective date of the termination occurs, payable at the same time as the Performance Bonus for such fiscal year would otherwise have been paid,

●	2.0 times the average of the sum of the Annual Adjusted IBIT Performance Bonus and the Annual Individual Goal Bonus paid by us to Mr. Siegel with respect to the two immediately preceding years, and
●

Mr. Siegel’s then-outstanding stock options shall immediately vest and become exercisable in their entirety and all restrictions on shares of restricted stock granted by us to Mr. Siegel on which any restrictions shall not have terminated shall immediately terminate.

If Mr. Siegel’s employment is terminated by Mr. Siegel for good reason, then Mr. Siegel shall be entitled to receive:

●	Certain benefits set forth in his employment agreement, including Accrued Obligations,
●	2.0 times Mr. Siegel’s base salary as in effect at the date of termination for a period of 24 months from the date of termination,
●

The Pro-Rated Performance Bonus for the fiscal year in which the effective date of the termination occurs, payable at the same time as the Performance Bonus for such fiscal year would otherwise have been paid,

●	2.0 times the average of the sum of the Annual Adjusted IBIT Performance Bonus and the Annual Individual Goal Bonus paid by us to Mr. Siegel with respect to the two immediately preceding years, and
●

Mr. Siegel’s then-outstanding stock options shall immediately vest and become exercisable in their entirety and all restrictions on shares of restricted stock granted by us to Mr. Siegel on which any restrictions shall not have terminated shall immediately terminate.

If we do not offer employment to Mr. Siegel beyond the initial term or any renewal term, as applicable, on terms and conditions that are, in the aggregate, no less favorable to

Mr. Siegel than the terms and conditions of his employment agreement, as amended, then, subject to the provisions of his employment agreement, as amended, upon the normal expiration of the initial term or any renewal term of his employment, as applicable, Mr. Siegel shall be entitled to receive:

●	Certain benefits set forth in his employment agreement, including Accrued Obligations,
●

1.0 times Mr. Siegel’s base salary as in effect at the date of termination for a period of 12 months from the date of expiration of the initial term or any renewal term of his employment, as applicable,

●

The Pro-Rated Performance Bonus for the fiscal year in which the effective date of the expiration occurs, payable at the same time as the Performance Bonus for such fiscal year would otherwise have been paid, and

●

Mr. Siegel’s then-outstanding stock options shall immediately vest and become exercisable in their entirety and all restrictions on shares of restricted stock granted by us to Mr. Siegel on which any restrictions shall not have terminated shall immediately terminate.

Termination by Mr. Siegel or the Company

due to a change of control

In the event that his employment is terminated by Mr. Siegel or us due to a change of control, Mr. Siegel shall be entitled to receive:

●	A cash payment equal to 200% of his annual base salary in effect at the effective date of the change of control,
●

The Pro-Rated Performance Bonus for the fiscal year in which the effective date of the termination occurs, payable at the same time as the Performance Bonus for such fiscal year would otherwise have been paid,

●	2.0 times the average of the sum of the Annual Adjusted IBIT Performance Bonus and the Annual Individual Goal Bonus paid by us to Mr. Siegel with respect to the two immediately preceding years,
●	The continuation of certain benefits set forth in his employment agreement for a period of 12 months, and
●

All of Mr. Siegel’s then-outstanding stock options shall vest and become immediately exercisable and all restrictions on shares of restricted stock granted by us to Mr. Siegel on which any restrictions shall not have terminated shall immediately terminate.

Craig Phillips

Craig Phillips retired and resigned as Senior Vice-President – Distribution, effective January 2, 2015. Mr. Phillips’s amended and restated Employment Agreement dated as of March 8, 2010 and as amended as of March 12, 2013 contains the following terms regarding termination and change of control.

General

If Mr. Phillips’ employment was terminated during the term of his employment agreement for any reason, we would pay to Mr. Phillips the following amounts (collectively, “Accrued Obligations”):

●	His base salary for the period ending on the date of termination of his employment (the “Termination Date”),
●	An amount for unused accrued vacation or paid time off days, and
●

If the Termination Date occurred after the end of a fiscal year and prior to payment of the annual bonus provided for in his employment agreement (the “Annual Bonus”) earned by Mr. Phillips for such fiscal year, Mr. Phillips shall be paid the Annual Bonus for such fiscal year.

Termination due to death

If Mr. Phillips’ employment was terminated by reason of Mr. Phillips’ death, then, in addition to the Accrued Obligations, Mr. Phillips’ estate would receive payment of the Annual Bonus for the fiscal year in which the Termination Date occurs; provided, however, that the amount of the Annual Bonus woulds be subject to a pro-rata reduction for the portion of the fiscal year following the Termination Date (“Pro-Rated Annual Bonus”).

Termination due to permanent disability

If Mr. Phillips’ employment was terminated by reason of Mr.

Phillips’ total disability, then, in addition to the Accrued Obligations, Mr. Phillips would receive payment of the Pro-Rated Annual Bonus for the fiscal year in which the Termination Date occurs.

Termination for cause

If Mr. Phillips’ employment was terminated for cause, then, except as otherwise expressly provided in his employment agreement, we would have no obligation to make payments under his employment agreement for any period after the Termination Date.

Termination due to resignation

If Mr. Phillips’ employment was terminated by Mr. Phillips without good reason, then, except as otherwise expressly provided in his employment agreement, we would have no obligation to make payments under his employment agreement for any period after the Termination Date.

Termination by the Company without cause or

termination by Mr. Phillips for good reason

If Mr. Phillips’ employment was terminated by us without cause, or by Mr. Phillips for good reason, then, in addition to the Accrued Obligations, Mr. Phillips shall receive payment of the Pro-Rated Annual Bonus for the fiscal year in which the Termination Date occurs and we would continue to pay Mr. Phillips his base salary from the Termination Date until the date 12 months after the Termination Date (the “Severance Expiration Date”).

Failure of the Company to renew

Upon the expiration of the initial term or any additional term of Mr. Phillips’ employment agreement, if we had notified Mr. Phillips of our desire not to renew the term of his employment agreement for the next additional term of one (1)

38

year, and Mr. Phillips notifies us in writing that Mr. Phillips is ready, willing and able to renew the term of his employment agreement for the next additional term of one (1) year, and we at such time did not have grounds to terminate Mr. Phillips’ employment for cause then our notice not to renew would be treated in the same manner as a termination without cause and, in addition to the Accrued Obligations, Mr. Phillips would receive payment of the Pro-Rated Annual Bonus for the fiscal year in which the Termination Date occurs and we would continue to pay Mr. Phillips his base salary, at the rate in effect on the Termination Date, from the Termination Date until the Severance Expiration Date.

Termination by Mr. Phillips or the Company

due to a change in control

In the event that his employment was terminated by Mr. Phillips or us due to a change of control, Mr. Phillips would be entitled to receive:

●	His base salary for the period ending on the Termination Date,
●	An amount for accrued unused vacation or paid time off
days,
●

If the Termination Date occurred after the end of a fiscal year and prior to payment of the Annual Bonus earned by Mr. Phillips for such fiscal year, Mr. Phillips shall be paid the Annual Bonus for such fiscal year,

●	A Pro-Rated Annual Bonus for the fiscal year in which the Termination Date occurs, payable at the same time as the Annual Bonus would otherwise have been paid,
●	We shall continue to pay Mr. Phillips his base salary from the Termination Date until the Severance Expiration Date, and
●	Mr. Phillips’ then-outstanding stock options would immediately vest and become exercisable.

Severance reduced by other compensation

Any payments by us of base salary for any period after the Termination Date and through the Severance Expiration Date (the “Severance Period”) are required to be made pursuant to Mr. Phillips’ employment agreement and shall be reduced and offset by any compensation Mr. Phillips receives that is attributable to services performed for other enterprises during such period.

Laurence Winoker

Laurence Winoker’s Employment Agreement dated as of June 28, 2007, as amended as of March 8, 2010 and as amended as of April 12, 2012 contains the following terms regarding termination and change of control.

Termination due to permanent disability

In the event that his employment is terminated due to total disability, Mr. Winoker shall receive an amount equal to his base salary for a period of six months from the date of termination.

Termination by Mr. Winoker voluntarily;

termination by the Company for cause

Upon any termination of Mr. Winoker’s employment agreement either (i) voluntarily by Mr. Winoker (except if he is voluntarily terminating his employment due to a change of control or for good reason or (ii) by us for cause, all payments, salary and other benefits thereunder shall cease at the date of termination, with the exception of vested benefits and accrued but unused vacation time, if any, prorated to the date of Mr. Winoker’s termination and the reimbursement of proper expenses.

Termination by the Company without cause;

termination by Mr. Winoker for good reason;

election not to offer new employment

In the event that (i) his employment is terminated by us without cause, or (ii) his employment is terminated by Mr. Winoker for good reason or (iii) we choose not to offer further employment to Mr. Winoker beyond the initial term or any renewal term, if applicable, on terms and conditions that are, in the aggregate, no less favorable to Mr. Winoker than the terms and conditions of his employment agreement, and a change of control has not occurred, then the following conditions shall apply.

If Mr. Winoker’s employment is terminated by us without cause, then Mr. Winoker shall be entitled to receive:

●	Certain benefits set forth in his employment agreement,
●	An amount for unused accrued vacation or paid time off days,
●	An amount equal to Mr. Winoker’s base salary as in effect at the date of termination for a period of 12 mon- from the date of termination,
●

The Pro-Rated Performance Bonus for the fiscal year in which the effective date of the termination occurs, payable at the same time as the Performance Bonus for such fiscal year would otherwise have been paid, and

●

Mr. Winoker’s then-outstanding stock options shall immediately vest and become exercisable in their entirety and all restrictions on shares of restricted stock granted by us to Mr. Winoker on which any restrictions shall not have terminated shall immediately terminate.

If Mr. Winoker’s employment is terminated by Mr. Winoker for good reason, then Mr. Winoker shall be entitled to receive:

●	Certain benefits set forth in his employment agreement,
●	An amount for unused accrued vacation or paid time off days,
●	An amount equal to Mr. Winoker’s base salary as in effect at the effective date of termination for a period of 12 months from the effective date of termination,
●

The Pro-Rated Performance Bonus for the fiscal year in which the effective date of the termination occurs, payable at the same time as the Performance Bonus for such fiscal year would otherwise have been paid, and

●	Mr. Winoker’s then-outstanding stock options shall immediately vest and become exercisable in their entirety and all restrictions on shares of restricted stock granted by us to Mr. Winoker on which any restrictions shall not have terminated shall immediately terminate.

If we do not offer employment to Mr. Winoker beyond the initial term or any renewal term, as applicable, on terms and conditions that are, in the aggregate, no less favorable to Mr. Winoker than the terms and conditions of his employment agreement, then, subject to the provisions of his employment agreement, upon the normal expiration of the initial term or any renewal term of his employment, as applicable, Mr. Winoker shall be entitled to receive:

●	Certain benefits set forth in his employment agreement,
●	An amount for unused accrued vacation or paid time off days,
●

An amount equal to Mr. Winoker’s base salary as in effect upon the expiration of the initial term or any renewal term of his employment agreement, as applicable, for a period of 12 months from the expiration of the initial term or any renewal term, as applicable,

●

The Pro-Rated Performance Bonus for the fiscal year in which the effective date of the termination occurs, payable at the same time as the Performance Bonus for such fiscal year would otherwise have been paid, and

●

Mr. Winoker’s then-outstanding stock options shall immediately vest and become exercisable in their entirety and all restrictions on shares of restricted stock granted by us to Mr. Winoker on which any restrictions shall not have terminated shall immediately terminate.

Termination by Mr. Winoker or the Company

due to a change of control

In the event that his employment is terminated by Mr. Winoker or us due to a change of control, Mr. Winoker shall be entitled to receive:

●	A cash payment equal to 100% of his annual base salary in effect at the effective date of the change of control,
●	A cash payment equal to his pro-rated bonus, if such bonus has been communicated to Mr. Winoker, in writing, prior to the effective date of the change of control,
●	Certain benefits set forth in his employment agreement for a period of 12 months,
●	An amount for unused accrued vacation or paid time off days, and
●

All of Mr. Winoker’s then-outstanding stock options shall vest and become immediately exercisable and all restrictions on shares of restricted stock granted by us to Mr. Winoker on which any restrictions shall not have terminated shall immediately terminate.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015

Our Audit Committee appointed the firm of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2015. Ernst & Young has audited our financial statements since 1984.

Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related and tax services and other services performed by the independent auditor. The policy provides for pre-approval by our Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, our Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. Our Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services costing up to $50,000 provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting.

The following table sets forth fees paid or payable to Ernst & Young for services provided in each of the years ended December 31, 2014 and 2013:

	2014	2013

Audit fees	$1,609,000	$1,374,000

Audit-related fees	$145,000	$405,000

Tax fees	$461,500	$282,000

All other fees	$2,000	$2,000

TOTAL	$2,217,500	$2,063,000

Audit fees

Audit fees are fees paid to Ernst & Young for the annual audit of our financial statements, the quarterly reviews of our financial statements included in our Forms 10-Q, fees related to our annual audit of internal controls over financial reporting, statutory audit fees and fees for regulatory filings.

Audit-related fees

Audit related fees are fees paid to Ernst & Young for assurance and related services that are related to the performance of the audit or review of the financial statements but not reported as audit fees as well as other audit and due diligence procedures in connection with acquisitions or dispositions.

Tax fees

Tax fees are billed for services rendered for tax compliance including the preparation of tax returns and tax advisory services.

All other fees

All other fees consist of fees paid to Ernst & Young for access to Ernst & Young’s online accounting research tool.

In making its appointment of Ernst & Young to audit our financial statements for the fiscal year ending December 31, 2015, our Audit Committee reviewed past audit, audit related and other non-audit services performed during 2014. In selecting Ernst & Young, our Audit Committee carefully considered their independence. Our Audit Committee has determined that the performance of such non-audit services did not impair the independence of Ernst & Young.

Ernst & Young has confirmed to our Audit Committee that it is in compliance with all rules, standards and policies of the Public Company Accounting Oversight Board and the SEC governing auditor independence.

If the stockholders do not ratify this appointment, our Audit Committee will reconsider the appointment.

Representatives of Ernst & Young are expected to be present at the Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions of stockholders.

Our Board of Directors and Audit Committee recommend that stockholders vote FOR the ratification of the appointment of Ernst & Young.

AUDIT COMMITEE REPORT

The Audit Committee of our Board of Directors (the “Audit Committee”) reviewed and discussed the consolidated financial statements of the Company and our subsidiaries that are set forth in our 2014 Annual Report to Stockholders and in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2014 with our management and with Ernst & Young LLP, our independent registered public accounting firm.

Our Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements and the adequacy of internal controls.

Our Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Rule 3256 of the Public Company Accounting Oversight Board, Communications Concerning Independence, and discussed with Ernst & Young LLP that firm’s independence from the Company. The Committee concluded that the provision by Ernst & Young LLP of non-audit services, including tax preparation services, to the Company is compatible with its independence.

Based on the review and discussions with our management and with Ernst & Young LLP, referred to above, our Audit Committee recommended to our Board that we publish the consolidated financial statements of the Company and our subsidiaries for the year ended December 31, 2014 in our Annual Report on Form 10-K for the year ended December 31, 2014.

April 30, 2015

The Audit Committee
William U. Westerfield – Chair
David E. R. Dangoor
Cherrie Nanninga
Michael J. Regan

LIMITATION ON DIRECTORS AND OFFICERS LIABILITY

Our Second Restated Certificate of Incorporation contains a provision which eliminates the personal liability of a director for monetary damages other than for breaches of the director’s duty of loyalty to us or our stockholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or violations under Section 174 of the Delaware General Corporation Law or for any transaction from which the director derived an improper personal benefit.

We have entered into indemnification agreements with each of our officers and directors which provide that we will indemnify the indemnitee against expenses, including reasonable attorney’s fees, judgments, penalties, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil or criminal action or administrative proceeding arising out of the performance of his or her duties as our director, officer, employee or agent. Such indemnification is available if the acts of the indemnitee were in good faith, if the indemnitee acted in a manner he or she reasonably believed to be in or not opposed to our best interests and, with respect to any criminal proceeding, the indemnitee had no reasonable cause to believe his or her conduct was unlawful.

We maintain directors and officers liability insurance policies. The policies insure our directors and officers against loss arising from certain claims made against such directors or officers by reason of certain wrongful acts.

CERTAIN RELATIONSHIPS

Certain relatives of Jeffrey Siegel, the Chairman of our Board of Directors and our Chief Executive Officer, are employed by us, as follows:

●

Clifford Siegel, a son of Jeffrey Siegel, is employed by us as our Executive Vice-President – Global Supply Chain. His compensation in 2014 included earned cash compensation of $461,000 ($59,218 of which was paid in shares of our common stock at the closing price therefor on the date of grant) and a grant of an option to purchase 8,000 shares of the our common stock with an exercise price of $19.10.

●

James Wells, a son-in-law of Jeffrey Siegel, is employed by us as our Executive Vice-President and President of the Kitchenware Division. His compensation in 2014 included earned cash compensation of $545,225 ($78,533 of which was paid in shares of our common stock at the closing price therefor on the date of grant) and a grant of an option to purchase 12,000 shares of our common stock with an exercise price of $19.10.

As previously described, Jeffrey Siegel is also the father of Daniel Siegel, who is a NEO, and a cousin of Craig Phillips, who is a director, and, until his resignation on January 2, 2015, was a NEO.

RELATED-PARTY TRANSACTIONS

Our policies and procedures regarding transactions with

related persons are set forth in writing in our Code of Ethics, as supplemented by the Code of Conduct, which requires that our Audit Committee must review and approve any “related party” transaction, as defined in Item 404(a) of Regulation S-K before it is consummated. The Audit Committee of our Board of Directors is responsible for reviewing such policies and procedures pursuant to its charter, which states that the Audit Committee will “review and approve related-party transactions submitted by management after management’s evaluation of the terms of such transaction.” We also attempt to identify related party transactions each year by requiring directors and executive officers to complete a questionnaire that identifies such transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any of our equity securities. During 2014, the following persons failed to file a Form 4 on a timely basis:

●	Clifford Siegel: Two transactions, occurring on September 15, 2014 and October 15, 2014, respectively, were reported late on November 18, 2014.
●	William Westerfield: A Form 4 was filed on November 21, 2014 to report seven previously unreported gifts in prior fiscal years from the reporting person to a trust for the benefit of his spouse.
●

Evan Miller: Nine transactions, occurring in April 2014 were reported late on May 5, 2014. Two transactions on May 24, 2013, two transactions on May 21, 2013 and two transactions on May 22, 2013 incorrectly reported shares indirectly held by the insider as direct holdings. A Form 4 was filed on May 5, 2014 to disclose this.

To the best of our knowledge, with the exception of the persons named above, all required reports were filed on a timely basis. In making this statement, we have relied on the written representations of our directors and officers and copies of Forms 3, 4 and 5 provided to us.

43

Proposal No. 3

APPROVAL OF

THE COMPANY’S AMENDED AND RESTATED 2000 LONG-TERM INCENTIVE PLAN

Subject to stockholder approval, our Board of Directors has approved the Amended and Restated 2000 Long-Term Incentive Plan (the “A&R Plan”). The A&R Plan revises the terms and conditions of the 2000 Long-Term Incentive Plan (the “2000 Plan”) in order to:

●

Increase the number of shares of our common stock for which awards may be granted under the A&R Plan by 650,000 so that the aggregate number of shares issuable under the A&R Plan (including shares issuable under the 2000 Plan) is equal to 4,850,000;

●

Permit (but not require) certain awards under the A&R Plan to continue to qualify for an exemption from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and

●	Include several features into the 2000 Plan that promote good governance, which are discussed below.

Changes made pursuant to the A&R Plan will apply to awards granted on or after June 10, 2015, the effective date of the A&R Plan.

The proposed A&R Plan is set forth as Appendix A to this Proxy Statement. The discussion of the A&R Plan that follows is intended to provide only a summary of the principal features of the plan and is in all respects qualified by, and subject to, the actual terms and provisions of the attached A&R Plan.

INCREASE OF SHARES AVAILABLE FOR AWARD

In 2012, an amendment was made to the 2000 Plan to provide an aggregate limit on the number of shares of our common stock for which awards may be granted under the 2000 Plan equal to 4,200,000 shares of our common stock. Prior to this amendment, the 2000 Plan provided that no more than 3,500,000 shares of our common stock could be subject to outstanding awards at any given time. If approved, the A&R Plan will increase the number of shares of our common stock for which awards may be issued by 650,000 shares to 4,850,000 shares.

As of December 31, 2014, the number of shares available for which awards may be granted under the 2000 Plan was 296,362 shares. Subsequent to December 31, 2014, we cancelled options to purchase 35,000 shares of common stock, issued 117,154 shares of common stock and issued 1,471 shares of restricted common stock. As of April 30, 2015, 212,737 shares were available for awards granted under the 2000 Plan.

Our three-year average burn rate was approximately 3.23%, which is less than the Institutional Shareholder Services industry benchmark for companies in the Consumer Durables and Apparel Industry in the Russell 3000 index of 3.89% in 2015.

Approval of the A&R Plan would allow us to continue to use stock options (and other stock-based awards) as a means to attract, retain and motivate our key personnel.

GOVERNANCE ASPECTS OF THE A&R PLAN

The A&R Plan includes several provisions that promote good governance. These features include the following:

●	Options may not be granted with exercise prices lower than the market value of the underlying stock at the time of grant;
●	The Compensation Committee is not permitted to reprice options and SARs (defined below) without stockholder approval;
●	There is no “evergreen” feature, rather, stockholder approval is required to increase the number of shares available for grant under the plan;
●	No recycling of shares; and
●	Tax gross-ups are not allowed.

In addition, the changes to the 2000 Plan that will, subject to stockholder approval of the A&R Plan, be introduced by the A&R Plan include the following governance features:

●	The restrictions on recycling of shares were further clarified;
●	The restrictions on repricing of options and SARs were further clarified;
●	A one-year minimum vesting period for stock options; and
●	Double-trigger vesting upon a change in control.

Additionally, our Board is considering incorporating performance-based features for future grants. In this regard, the A&R Plan further clarifies the terms and conditions of performance awards.

APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS

The A&R Plan includes updated performance metrics and other provisions relating to awards that are designated as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year that is paid to the chief executive officer or any of the other three highest-paid officers, other than the chief financial officer, in each case serving on the last day of the fiscal year. Performance-based compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible.

One of the Section 162(m) requirements is that the material terms of the performance goals must be approved by stockholders. For this purpose, the material terms include: (i) the employees eligible to receive the performance-based compensation; (ii) the business criteria on which the performance goals are based, and (iii) the limit on the amount of compensation that could be paid to any employee. The material terms of the performance goals applicable to awards granted under the 2000 Plan were last approved by stockholders in 2012. Stockholder re-approval must be obtained at least every five years for plans, such as the A&R Plan, that have targets or goals that the Compensation Committee has the authority to change. Even though stockholder approval is therefore not required until 2017, the Company is seeking stockholder approval in connection with approval of the A&R Plan.

Even though we are seeking stockholder approval for purposes of Section 162(m) of the Code, awards may be granted under the A&R Plan that do not qualify for the performance-based compensation exemption under Section 162(m) of the Code, and the Compensation Committee retains full discretion to determine whether or not a particular award is intended to qualify as performance-based compensation under Section 162(m) of the Code.

THE A&R PLAN

The purpose of the A&R Plan is to provide a means to attract, retain, motivate and reward selected directors, officers, employees, consultants and certain service providers of the Company and its parent and subsidiaries and to increase their ownership interests in the Company. Such directors, officers and employees as well as persons who provide consulting or other services to the Company, its parent or any subsidiary deemed by the Compensation Committee to be of substantial value to the Company, its parent and or any subsidiary are eligible to be granted awards under the A&R Plan. Persons who have been offered employment by or have agreed to become a director of the Company, its parent or any subsidiary, and persons employed by any entity that the Compensation Committee reasonably expects to become a subsidiary of the Company are also eligible to be granted awards under the A&R Plan.

LIMITS UNDER THE A&R PLAN

As noted above, subject to stockholder approval, the A&R Plan will limit the aggregate number of shares of stock for which awards may be granted under the A&R Plan (including awards granted under the 2000 Plan) to 4,850,000, subject to certain adjustments as provided in the A&R Plan. Awards made under the A&R Plan which are forfeited, terminated, surrendered, cancelled or have expired, will be disregarded for purposes of this limit. Shares of stock will not again be available for award if such shares are surrendered or withheld as payment either of the exercise price of an option or SAR or of withholding taxes in respect of the exercise, settlement or payment of, or the lapse of restrictions with respect to, any award. Shares purchased in the open market with proceeds from option exercises shall not be available for award. The exercise or settlement of an SAR shall reduce the shares of stock available under the A&R Plan by the total number of shares to which the exercise or settlement of the SAR relates, not just the net amount of shares actually issued upon exercise or settlement. Awards settled solely in cash shall not reduce the number of shares of stock available for issuance under the A&R Plan. Any shares subject to an option (or portion thereof) that is cancelled upon exercise of a tandem SAR when settled wholly or partially in shares shall to the extent of such settlement in shares be treated as if the option itself had been exercised and such shares received in settlement of the SAR shall no longer be available for award.

During any calendar year, no participant may be granted awards that may be settled by delivery of more than 500,000 shares of stock, subject to certain adjustments as provided in the A&R Plan. With respect to awards that may be settled in cash (in whole or in part), no participant may be paid during any calendar year cash amounts relating to such awards that exceed the greater of the fair market value of 500,000 shares at the date of grant or the date of settlement of the award.

ADMINISTRATION OF THE PLAN; AMENDMENT AND TERMINATION

Unless otherwise determined by our Board of Directors, our Compensation Committee administers the A&R Plan and has the authority to:

●	Select persons to whom awards may be granted;
●	Determine type or types of awards to be granted to each such person;
●

Determine the terms and conditions of awards (including, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an award, and waivers or accelerations thereof (including in connection with a participant’s death or disability or a change in control), performance conditions relating to an award;

●

Determine whether, to what extent and under what circumstances an award may be settled, or the exercise price of an award may be paid in cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered;

●

Determine whether, to what extent and under what circumstances cash, stock, other awards or other property payable with respect to an award will be deferred either automatically, at the election of the Compensation Committee or at the election of the participant, consistent with Section 409A of the Code;

●

Determine the restrictions, if any, to which stock received upon exercise or settlement of award shall be subject and condition the delivery of such stock upon the execution by the participant of any agreement providing for such restrictions;

●	Prescribe the form of each award agreement;
●	Adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Compensation Committee may deem advisable to administer the A&R Plan;
●

Correct any defect or supply any omission or reconcile any inconsistency in the A&R Plan and to interpret the A&R Plan and any award, rules and regulations, award agreement or other instrument thereunder; and

●	Make all other decisions as may be required under the terms of the A&R Plan or as the Compensation Committee may deem necessary or advisable for the administration of the A&R Plan.

Any action of the Compensation Committee with respect to the A&R Plan is final, conclusive and binding on all persons. Our Board will perform the functions of the Compensation Committee for purposes of granting awards to directors who serve on the Compensation Committee.

Unless the Board determines otherwise, the committee administering the A&R Plan shall be comprised of solely not less than two members who each qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director,” as determined in accordance with the independence standards established by NASDAQ.

The A&R Plan may be amended, altered, suspended, discontinued, or terminated by our Board without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the A&R Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although our Board may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable. No such action by our Board may materially impair the rights of a participant under any outstanding award.

The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any award previously granted. However, subject to the adjustment provisions of the A&R Plan, no such action may materially impair a participant’s rights without the participant’s consent.

TYPES OF AWARDS

Awards under the A&R Plan may take the form of:

●	Options to purchase shares of common stock, including incentive stock options (“ISOs”), non-qualified stock options or both;
●

Stock appreciation rights (“SARs”), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company;

●	Restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions;
●	Deferred stock, representing the right to receive shares of stock in the future;
●	Bonus stock and awards in lieu of cash compensation;
●	Dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock; or
●	Other awards not otherwise provided for, denominated or payable in, or based upon or related to the common stock and factors which may influence the value of common stock.

Awards granted under the A&R Plan are generally not as

signable or transferable except by the laws of descent and distribution.

Options

The Compensation Committee is authorized to grant options to purchase stock. The Compensation Committee will determine the exercise price per share of stock purchasable under an option, the time and method of exercise, and the period during which options shall be exercisable following the termination of the participant’s employment or service relationship with the Company. The exercise price may not be less than 100% of the fair market value of such stock on the grant date of the option. The Compensation Committee may grant options that would afford the participant with favorable treatment under the applicable tax laws, including, but not limited to ISOs. ISOs may only be granted to employees of the Company or parent or subsidiary corporation of the Company (as defined by Section 422 of the Code).

Stock Appreciation Rights

The Compensation Committee is authorized to grant SARs. An SAR shall confer on the participant to whom it is granted a right to receive, upon exercise thereof, the excess of the fair market value of one share of stock on the date of exercise (or if the Compensation Committee so determines, the fair market value of one share at any time during a specified period before or after the date of exercise) over the exercise price of the SAR as determined by the Compensation Committee as of the grant date of the SAR, which, except with respect to tandem awards, shall not be less than the fair market value of one share on the grant date of the SAR. The Compensation Committee will determine the conditions to the exercisability of the SAR, including the times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which stock will be delivered or deemed to be delivered, whether or not an SAR shall be in tandem with any other award, and any other terms of any SAR.

Restricted Stock

The Compensation Committee is authorized to grant restricted stock. Restricted stock shall be subject to restrictions on transferability and any other restrictions that the Compensation Committee may impose. Except as restricted by the A&R Plan or any award agreement related to the restricted stock, a participant granted restricted stock shall have all the rights of a stockholder.

Except as otherwise determined by the Compensation Committee, restricted stock shall be forfeited and reacquired by us upon termination of employment or service during the applicable restriction period; provided, however, that the Compensation Committee may provide by rule or regulation, in an award agreement or determine in any individual case, that restrictions or forfeiture conditions related to restricted stock will be waived in whole or in part in the event of termination resulting from specific causes. Dividends paid on restricted stock shall be either paid at the dividend payment date in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional restricted stock, other awards or other investment vehicles.

Deferred Stock

The Compensation Committee is authorized to grant units representing the right to receive stock at a future date. Such deferred stock shall be subject to restrictions, if any, that the Compensation Committee may impose. Except as otherwise determined by the Compensation Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply, all deferred stock that is at the time subject to such forfeiture conditions shall be forfeited; provided, however, that the Compensation Committee may provide by rule or regulation or in an award agreement or determine in any individual case, that restrictions or forfeiture conditions related to deferred stock will be waived in whole or in part in the event of termination resulting from specific causes.

Bonus Stock and Awards in Lieu of Cash Obligations

The Compensation Committee is authorized to grant stock as a bonus, or to grant stock or other awards in lieu of our obligations to pay cash under other plans or compensatory arrangements.

Dividend Equivalents

The Compensation Committee is authorized to grant awards entitling the participant to receive cash, stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of stock. Dividend Equivalents may be awarded on a free standing basis or in connection with another award. The Compensation Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional stock, awards or other investment vehicles, and subject to any restrictions on transferability and risks of forfeiture, as the Compensation Committee may specify.

Other Stock-Based Awards

Subject to applicable law and the terms of the A&R Plan, the Compensation Committee is authorized to grant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, stock and factors that may influence the value of the stock, as deemed by the Compensation Committee to be consistent with the purposes of the A&R Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into stock, purchase rights for stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee and awards valued by reference to the book value of stock or the value of securities of or the performance of specified subsidiaries of the Company. The Compensation Committee shall determine the terms and conditions of such awards. Cash awards, as an element of, or supplement to any other award under the A&R Plan may be granted.

Performance-Based Awards

The Compensation Committee may, in its discretion, determine that an award granted to an employee will be considered “qualified performance-based compensation” under Section 162(m) of the Code. Other than certain stock options and SARs which otherwise satisfy the requirements for qualified performance-based compensation, such awards (“Performance Awards”) will be contingent upon achievement of pre-established performance objectives. The performance objectives for Performance Awards will consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Compensation Committee. The Compensation Committee may determine that Performance Awards will be granted, exercised, and/or settled upon achievement of any one performance objective or that two or more of the performance objectives must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Business criteria used by the Compensation Committee in establishing performance objectives for Performance Awards will be selected from among the following, which may be applied to the Company, on a consolidated basis, and/or for specified subsidiaries, divisions, or other business units of the Company (where the criteria are applicable):

●	Annual return on capital;
●	Annual earnings or earnings per share (which earnings may include equity in earnings of investees, and may be determined without regard to interest, taxes, depreciation, and/or amortization);
●	Annual cash flow provided by operations
●	Increase in stock price;
●	Changes in annual revenues;
●	Net sales and/or
●

Strategic business criteria, consisting of one or more objectives based on meeting specified revenue; market penetration; geographic business expansion goals; cost targets; and goals relating to acquisitions or divestitures.

The levels of performance required with respect to business criteria may be expressed in absolute or relative levels. Performance objectives may differ for Performance Awards granted to different participants. The Compensation Committee will specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any Performance Award. Achievement of performance objectives will be measured over a performance period specified by the Compensation Committee.

The Compensation Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with a Performance Award, but may not increase such amount, and the Compensation Committee may consider other performance criteria in exercising such discretion. The Compensation Committee will specify the circumstances in which Performance Awards will be paid or forfeited in the event of termination of employment by the participant prior to the end of a performance period or settlement of Performance Awards.

To the extent applicable, the determination of achievement of performance objectives for Performance Awards will be made in accordance with U.S. generally accepted accounting principles (“GAAP”) and a manner consistent with the methods used in the Company’s audited financial statements, and, unless the Compensation Committee decides otherwise within the period permitted under Section 162(m) of the Code, without regard to (i) extraordinary items as determined by the Company’s independent public accountants in accordance with GAAP, (ii) changes in accounting methods, (iii) non-recurring acquisition expenses and restructuring charges; or (iv) other costs or charges associated with refinancings, write-downs, impairments, closures, consolidations, divestitures, strategic initiatives, and items associated with acquisitions, including but not limited to, earn-outs and bargain purchase gains. However, in calculating earnings or earnings per share, the Compensation Committee may, within the period under Section 162(m) of the Code, provide that such calculation shall be made on the same basis as reflected in a release of the Company’s earnings for a previously completed period as specified by the Compensation Committee. The Compensation Committee may not delegate responsibility with respect to Performance Awards.

Minimum Vesting

One of the changes to the 2000 Plan introduced by the A&R Plan is the imposition of a minimum vesting requirement on stock options and SARs providing for payment equal to the excess of the fair market value of our common stock on the date of exercise over the exercise price of the SAR (such awards, “Appreciation Awards”). Appreciation Awards shall become exercisable over a period of not less than one year following the date of grant, except for Appreciation Awards, in the aggregate, for no more than 5% of the available shares for awards under the A&R Plan.

Change in Control

The A&R Plan revises the 2000 Plan to include a double trigger change in control provision. Notwithstanding anything in the A&R Plan to the contrary, the following provisions will apply on a change in control.

An award shall not vest upon the occurrence of a change in control and shall continue to the extent qualifying as a Replacement Award. A “Replacement Award” includes an outstanding award that continues upon and after the occurrence of a change in control and an award provided to a participant in replacement of an outstanding award in connection with a change in control satisfying the following conditions:

●	It has a value at least equal to that of the replaced award;
●	It relates to publicly traded equity securities of the Company or its successor in the change in control or another entity affiliated with the Company or its successor following the change in control;
●	Its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award; and
●

Upon an involuntary termination of employment or separation from service of a participant by the Company other than for cause (as defined in the A&R Plan), or a voluntary termination of employment or service by the participant for good reason (as defined in the A&R Plan to the extent applicable), occurring on or during the 24 months after the control, the Replacement Award, to the extent not vested and unrestricted as of such termination of employment or separation from service, shall become fully vested and (if applicable) exercisable and free of restrictions.

If a Replacement Award is not provided to a participant upon the occurrence of a change in control, or, except as otherwise determined by the Compensation Committee, if a change in control occurs following an involuntary termination of employment or separation from service of a participant by the Company other than for cause (and not due to disability), or a voluntary termination of employment or separation service for good reason by the participant, occurring (i) at the request of a third party taking steps reasonably calculated to effect such change in control or (ii) otherwise in contemplation of and within 180 days before such change in control, then:

●	Any and all options and SARs granted under the A&R Plan shall become immediately exercisable;
●	Any restrictions imposed on restricted stock shall lapse and the restricted stock shall become freely transferable, and all other awards shall become fully vested; and
●

Except as otherwise provided in an award agreement, the payout opportunities attainable at target or, if greater, in the amount determined by the Compensation Committee to have been earned thereunder based on performance through the date of the change in control, under all outstanding awards of performance-based stock, cash awards and other awards and shall be deemed to have been earned for the entire performance period(s) as of the effective date of the change in control. The vesting of all such earned awards shall be accelerated as of the effective date of the change in control, and in full settlement of such awards, there shall be paid out in cash, or in the discretion of the Compensation Committee, shares of stock with a fair market value equal to the amount of such cash.

If the Company assumes stock options or other awards pursuant to a merger, acquisition or similar transaction, assumed awards and any replacement awards granted pursuant to assumed awards will not be subject to the minimum vesting requirements in the A&R Plan.

For purposes of the A&R Plan, “Change in Control” shall mean:

●	Any person becoming the beneficial owner of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

●

Individuals who serve on the Board immediately prior to the event, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds of the directors who either serve on the Board immediately prior to the event, or whose election or nomination for election was previously so approved, ceasing for any reason to constitute a majority of the Board;

●

Consummation of a merger or consolidation of the Company or any subsidiary into any other corporation, other than a merger or consolidation that results in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company; or

●

Either (i) the stockholders of the Company approving a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets and such liquidation, sale or disposition is consummated, or (ii) such a plan being commenced.

In addition, the Compensation Committee may provide for a different definition of “Change in Control” in an award agreement if it determines that such different definition is necessary or appropriate, including to comply with the requirements of Section 409A of the Code.

No Repricing

Except in connection with a corporate transaction involving the Company (including, any stock dividend, distribution (whether in the form of cash, stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding stock options or SARs to reduce the exercise price of such outstanding stock options or SARs, (ii) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price that is less than the exercise price of the original Options or SARs or (iii) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

Company Policies

All awards made under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

Federal Tax Consequences

The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the A&R Plan. This discussion is intended for the information of stockholders considering how to vote at the special meeting and not as tax guidance to individuals who participate in the A&R Plan.

The grant of an option or SAR (including a stock-based

award in the nature of a purchase right) will create no tax consequences for the participant or for us at the time of grant. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, we will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant’s disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to us in connection with a disposition of shares acquired upon exercise of an option or other award, except that we will generally be entitled to a deduction (and the participant will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

With respect to awards granted under the A&R Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. We will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he will not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to the chief executive officer or any of the other three highest-paid officers, other than the chief financial officer in excess of $1 million. Compensation that qualifies as “performance-based compensation”

49

is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We believe that options granted with an exercise price at least equal to 100% of the fair market value of the underlying common stock at the date of grant will qualify as such “performance-based compensation.” Subject to the approval of this proposal, we believe that other awards under the A&R Plan, the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above), will also qualify as such “performance-based compensation,” although other awards under the A&R Plan may not so qualify.

Information with respect to securities authorized for issuance under the Company’s equity compensation plan in effect as of December 31, 2014 can be found in Part II, Item 5. of the Company’s Annual Report on Form 10-K, filed with the SEC on March 16, 2015.

Our Board of Directors recommends that stockholders vote FOR approval of the Amended and Restated 2000 Long-Term Incentive Plan.

50

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at our 2016 Annual Meeting of Stockholders pursuant to Rule 14a-8 as promulgated under the Exchange Act must be received by us at our principal executive office on or before December 31, 2015, to be included in the our proxy statement and proxy relating to that meeting and must comply with the requirements of Rule 14a-8. A stockholder proposal intended to be presented at our 2016 Annual Meeting of Stockholders that is made outside of Rule 14a-8 under the Exchange Act must comply with the requirements of Section 1.3 of our By-laws. Under Section 1.3 of the Company’s By-laws, a stockholder or its representative must be present in person at the meeting. Notice of a proposal must be given in writing to our Secretary, which must be received by us not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the prior year’s annual meeting. The form of the notice must satisfy the requirements set forth in Section 1.3 of our By-laws.

Additionally, the making of the proposal must be permitted by law, our Certificate of Incorporation and our By-Laws.

HOUSEHOLDING OF MATERIALS

We, in addition to some banks, brokers, and other nominee record holders participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report is sent to multiple stockholders in the same household unless we or such bank, broker or other nominee holder have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of either document to any stockholder upon request by writing the Company at the following address: Lifetime Brands, Inc., 1000 Stewart Avenue, Garden City, New York 11530, Attention: Mr. Laurence Winoker, Senior Vice President – Finance, Treasurer and Chief Financial Officer; or by calling us at the following phone number: (516) 683-6000. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact us at the above address and phone number.

OTHER MATTERS

Our management does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Our financial statements are included in our Annual Report for the fiscal year ended December 31, 2014.

Upon the written request of any person who on the record date was a record owner of our common stock, or who represents in good faith that he or she was on such date a beneficial owner of our common stock, we will send to such person, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including financial statements and schedules, as filed with the SEC. Requests for this report should be directed to Mr. Laurence Winoker, Senior Vice President – Finance, Treasurer and Chief Financial Officer, Lifetime Brands, Inc., 1000 Stewart Avenue, Garden City, New York 11530.

By Order of our Board of Directors,

/s/ Sara Shindel
Sara Shindel
Secretary

Dated: April 30, 2015

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APPENDIX A

AMENDED AND RESTATED 2000 LONG-TERM INCENTIVE PLAN

(Amended and Restated as of June 10, 2015)

1. Purpose. The purpose of this amended and restated 2000 Long-Term Incentive Plan (the “Plan”) of Lifetime Brands, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company’s stockholders. This amended and restated Plan will be effective as of June 10, 2015, subject to approval by the Company’s stockholders (the “Amendment Effective Date”). Changes made pursuant to this amendment and restatement shall apply to Awards (as defined below) granted on or after the Amendment Effective Date.

2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are as set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.” For purposes of the Plan, the following additional terms shall be defined as set forth below:

(a) “Appreciation Award” means an Option or an SAR (which SAR provides for payment to a Participant equal to the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant).

(b) “Award Agreement” means any written agreement, contract, notice or other instrument or document evidencing an Award.

(c) “Beneficiary” shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” shall have the meaning set forth in the applicable Award Agreement; provided that, if such Award Agreement does not include a definition of Cause, then (i) if there is an employment agreement or severance plan or agreement applicable to the Participant, Cause shall have the same definition as set forth in such plan or agreement; or (ii) if Cause is not defined in such plan or agreement or there is no such plan or agreement applicable to the Participant, then Cause shall mean: (i) Participant is convicted of a felony; (ii) Participant commits an act of fraud, willful misconduct or dishonesty in connection with Participant’s employment or which results in material harm to the Company; or (iii) Participant commits a material violation of any law, rule, or regulation of any governmental authority.

(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

(g) “Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee. Unless the Board determines otherwise, the Committee shall be comprised of solely not less than two members who each qualify as (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3), (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director,” as determined in accordance with the independence standards established by the stock exchange on which the Stock is at the time primarily traded.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

(i) “Good Reason” shall have the meaning set forth in the applicable Award Agreement; provided that, if such Award Agreement does not include a definition of Good Reason, then (i) if there is an employment agreement applicable to the Participant, Good Reason shall have the meaning set forth in such agreement; or (ii) if Good Reason is not defined in such agreement or there is no such agreement applicable to the Participant, then Good Reason shall not apply to the Participant.

(j) “Fair Market Value” means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price at the end of regular trading or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on

1

such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

(k) “ISO” means any Option that is designated as an incentive stock option within the meaning of Section 422 of the Code, and qualifies as such.

(l) “Parent” means any “person” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

(m) “Participant” means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

(n) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(o) “Stock” means the Company’s common stock, and such other securities as may be substituted for Stock pursuant to Section 4.

(p) “Subsidiary” means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries.

3. Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select persons to whom Awards may be granted;

(ii) to determine the type or types of Awards to be granted to each such person;

(iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition (including, but not limited to, restrictive covenant obligations (such as confidentiality, non-competition and non-solicitation covenants), and clawback or recoupment provisions), any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, vesting, exercisability or settlement of an Award, and waivers or accelerations thereof (including in connection with a Participant’s death or disability or a Change in Control), performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(e) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant, consistent with Section 409A of the Code;

(vi) to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions) and condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

(vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

(x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, (i) the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee and (ii) the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

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(b) Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 9(f)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as provided under Section 7(e), the Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

(c) Limitation of Liability; Indemnification. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, its Parent or Subsidiaries, the Company’s independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

4. Stock Subject To Plan.

(a) Amount of Stock Reserved. Subject to Section 4(c), the aggregate number of shares of Stock for which Awards may be granted under this Plan shall not exceed 4,850,000. Awards made under this Plan which are forfeited (including a repurchase or cancellation of shares of Stock subject thereto by the Company in exchange for the price, if any, paid to the Company for such shares, or for their par value or other nominal value), terminated, surrendered, cancelled or have expired, shall be disregarded for purposes of the preceding sentence and shall not be considered as having been theretofore made subject to an Award. Shares of Stock shall not again be available for award if such shares are surrendered or withheld as payment either of the exercise price of an Option or Stock Appreciation Right or of withholding taxes in respect of the exercise, settlement or payment of, or the lapse of restrictions with respect to, any Award. Shares purchased in the open market with proceeds from option exercises shall not be added to the pool of available shares. The exercise or settlement of a Stock Appreciation Right shall reduce the shares of Stock available under the Plan by the total number of shares to which the exercise or settlement of the Stock Appreciation Right relates, not just the net amount of shares actually issued upon exercise or settlement. Awards settled solely in cash shall not reduce the number of shares of Stock available for issuance under the Plan. Any shares of Stock subject to an Option (or part thereof) that is cancelled upon exercise of a tandem Stock Appreciation Right when settled wholly or partially in shares shall to the extent of such settlement in shares be treated as if the Option itself had been exercised and such shares received in settlement of the Stock Appreciation Right shall no longer be available for award. Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant’s behalf.

(b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 500,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

(c) Adjustments. In the event of any recapitalization, reclassification, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or any other extraordinary or unusual event affecting the outstanding Stock as a class, then the Committee shall equitably adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a) and 4(b), including shares reserved for ISOs and the number of shares which may be issued without regard to the vesting requirements set forth in Section 7(f), (ii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which the shares have been issued, (iii) the number and kind of shares that may be issued in respect of other outstanding Awards, (iv) the maximum number and kind of shares of Stock for which any individual may receive Awards in any year, and (v) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award), to preclude, to the extent practicable, the enlargement

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or dilution of rights and benefits under the Plan and such outstanding Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards (to the extent permitted by Section 9(f)(ii)), or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company, its Parent or any Subsidiary or the financial statements of the Company, its Parent or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Any adjustments to outstanding Awards shall be consistent with Section 409A, 162(m) or 424 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

5. Eligibility. Directors, officers and employees of the Company or its Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by the Committee to be of substantial value to the Company or its Parent and Subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by, or agreed to become a director of, the Company, its Parent or any Subsidiary, and persons employed by an entity that the Committee reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant options to purchase Stock on the following terms and conditions (“Options”):

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, such exercise price may not be less than one hundred percent (100%) of the Fair Market Value of such Stock on the date of grant of such Option.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii) Termination of Employment or Service. The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant’s termination of his employment or service relationship with the Company, its Parent or any Subsidiary. For this purpose, unless otherwise determined by the Committee, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment or service by any Participant employed or retained by such Subsidiary. Unless otherwise determined by the Committee, (x) during any period that an Option is exercisable following termination of employment or service, it shall be exercisable only to the extent it was exercisable upon such termination of employment or service, and (y) if such termination of employment or service is for Cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

(iv) Options Providing Favorable Tax Treatment. The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company’s or any other corporation’s taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option. ISOs may only be granted to individuals who are employees of the Company or any parent or subsidiary corporation of the Company (as defined by Section 422 of the Code).

(v) Awards Assumed by the Company. In the event that the Company assumes options or other awards pursuant to a merger, acquisition or similar transaction, such

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awards and any replacement awards granted pursuant thereto shall not be subject to the provisions of Section 7(f).

(c) Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) on the following terms and conditions:

(i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

(ii) Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control of the Company may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(d) Restricted Stock. The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions (“Restricted Stock”):

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock and the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect consistent with Section 409A of the Code. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

(e) Deferred Stock. The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions (“Deferred Stock”):

(i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant, consistent with Section 409A of the Code). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided,

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however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

(f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

(g) Dividend Equivalents. The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries (“Other Stock-Based Awards”). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone. Additional. Tandem, and Substitute Awards. Subject to Section 9(f)(ii), Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, its Parent or Subsidiaries or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company its Parent or Subsidiaries. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

(c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

(d) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

(e) Performance-Based Awards. The Committee may, in its discretion, determine that an Award granted to an employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code (“Performance Award”). Performance Awards shall be contingent upon achievement of pre-established performance objectives and other terms set forth in this Section 7(e); however, this Section 7(e) shall not apply to Awards that otherwise qualify as “performance-based compensation” by reason of Treasury Regulation §1.162-27(e)(2)(vi) (relating to certain stock options and stock appreciation rights).

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(i) Performance Objectives. The performance objectives for an Award subject to this Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 7(e). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance objective or that two or more of the performance objectives must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected from among the following, which may be applied to the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions, or other business units of the Company (where the criteria are applicable):

(1)	Annual return on capital;

(2)	Annual earnings or earnings per share (which earnings may include equity in earnings of investees, and may be determined without regard to interest, taxes, depreciation, and/or amortization);

(3)	Annual cash flow provided by operations;

(4)	Increase in stock price;

(5)	Changes in annual revenues;

(6)	Net sales; and/or

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Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award.

(ii) Performance Period; Timing for Establishing Performance Award Terms. Achievement of performance objectives in respect of such Performance Awards shall be measured over a performance period as specified by the Committee. Performance objectives, amounts payable upon achievement of such objectives, and other material terms of Performance Awards shall be established by the Committee (A) while the performance outcome for that performance period is substantially uncertain and (B) no more than 90 days after the period of service to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant period of service.

(iii) Negative Discretion; Other Terms. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(iv) Impact of Extraordinary Items or Changes In Accounting. To the extent applicable, the determination of achievement of performance objectives for Performance Awards shall be made in accordance with U.S. generally accepted accounting principles (“GAAP”) and a manner consistent with the methods used in the Company’s audited financial statements, and, unless the Committee decides otherwise within the period described in Section 7(e)(ii), without regard to (A) extraordinary items as determined by the Company’s independent public accountants in accordance with GAAP, (B) changes in accounting methods, (C) non-recurring acquisition expenses and restructuring charges; or (D) other costs or charges associated with refinancings, write-downs, impairments, closures, consolidations, divestitures, strategic initiatives, and items associated with acquisitions, including but not limited to, earn-outs and bargain purchase gains. Notwithstanding the foregoing, in calculating earnings or earnings per share, the Committee may, within the period described in Section 7(e)(ii), provide that such calculation shall be made on the same basis as reflected in a release of the Company’s earnings for a previously completed period as specified by the Committee.

(v) Written Determinations. Determinations by the Committee as to the establishment of performance objectives, the amount potentially payable in respect of Performance Awards, the achievement of performance objectives relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing. Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m) of the Code, prior to settlement of each Performance Award, that the performance objectives and other material terms of the Performance Award upon which settlement of the Performance Award was conditioned have been satisfied.

(vi) Status of Section 7(e) Performance Awards under Code Section 162(m). It is the intent of the Company

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that Performance Awards under Section 7(e) constitute “performance-based compensation” within the meaning of Section 162(m) of the Code. Accordingly, the terms of Section 7(e) shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan as in effect on the date of adoption of any agreements relating to Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

(vii) No Delegation. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

(f) One Year Minimum Vesting of Appreciation Awards. Appreciation Awards shall become exercisable over a period of not less than one year following the date the Appreciation Award is granted, except for Appreciation Awards, in the aggregate, for such number of shares of Stock not exceeding 5% of the available shares for Awards under the Plan on the Amendment Effective Date.

8. Change in Control. Notwithstanding anything contained in the Plan to the contrary, the provisions of this Section 8 shall apply in the event of a Change in Control.

(a) Replacement Awards; No Immediate Vesting.

(i) An Award shall not vest upon the occurrence of a Change in Control and shall continue to the extent qualifying as a Replacement Award.

(ii) A “Replacement Award” includes an outstanding Award that continues upon and after the occurrence of a Change in Control and an Award provided to a Participant in replacement of an outstanding Award (such replaced Award, a “Replaced Award”) in connection with a Change in Control that satisfies the following conditions:

(A) It has a value at least equal to the value of the Replaced Award;

(B) It relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control;

(C) Its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control); and

(D) Upon an involuntary termination of employment or separation from service of a Participant by the Company other than for Cause (and not due to disability),

or a voluntary termination of employment or separation from service by the Participant for Good Reason (if applicable), occurring on or during the period of twenty-four (24) months after the Change in Control, the Replacement Award, to the extent not vested and unrestricted as of such termination of employment or separation from service, shall become fully vested and (if applicable) exercisable and free of restrictions.

The Committee, as constituted immediately before the Change in Control, shall have the discretion to determine whether the conditions of this Section 8(a)(ii) are satisfied.

(b) Vesting if No Replacement Award. To the extent that a Replacement Award is not provided to the Participant, upon the occurrence of a Change in Control:

(i) Any and all Options and SARs granted hereunder shall become immediately exercisable;

(ii) Any restrictions imposed on Restricted Stock shall lapse and become freely transferable, and all other Awards shall become fully vested; and

(iii) Except as otherwise provided in an Award Agreement, the payout opportunities attainable at target or, if greater, in the amount determined by the Committee to have been earned thereunder based on performance through the date of the Change in Control, under all outstanding Awards of performance-based Stock, cash Awards and other Awards and shall be deemed to have been earned for the entire performance period(s) as of the effective date of the Change in Control. The vesting of all such earned Awards shall be accelerated as of the effective date of the Change in Control, and in full settlement of such Awards, there shall be paid out in cash, or in the discretion of the Committee, shares of Stock with a Fair Market Value equal to the amount of such cash.

Except as otherwise determined by the Committee, the foregoing provisions of this Section 8(b) shall apply, and a Participant’s outstanding Awards shall not become Replacement Awards, upon the occurrence of a Change in Control following an involuntary termination of employment or separation from service of the Participant by the Company other than for Cause (and not due to disability), or a voluntary termination of employment or separation from service for Good Reason by the Participant (if applicable), occurring (x) at the request of a third party who was taking steps reasonably calculated to effect such Change in Control or (y) otherwise in contemplation of and within 180 days before such Change in Control.

(c) Change in Control. For purposes of the Plan, “Change in Control” shall mean:

(i) Any person becoming the beneficial owner of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities;

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(ii) Individuals who serve on the Board immediately prior to the event, or whose election to the Board or nomination for election to the Board was approved by a vote of at least two-thirds of the directors who either serve on the Board immediately prior to the event, or whose election or nomination for election was previously so approved, ceasing for any reason to constitute a majority of the Board;

(iii) Consummation of a merger or consolidation of the Company or any Subsidiary into any other corporation, other than a merger or consolidation that results in the holders of the voting securities of the Company outstanding immediately prior thereto holding immediately thereafter securities representing more than sixty percent (60%) of the combined voting power of the voting securities of the Company; or

(iv) (A) The stockholders of the Company approving a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets and such liquidation, sale or disposition is consummated, or (B) such a plan being commenced.

In addition, the Committee may provide for a different definition of “Change in Control” in an Award Agreement if it determines that such different definition is necessary or appropriate, including without limitation, to comply with the requirements of Section 409A of the Code.

9. General Provisions.

(a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon. In addition, the Company may adopt policies that impose restrictions on the timing of exercise of Options, SARs or other Awards (e.g., to enforce compliance with Company-imposed black-out periods).

(b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant’s death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

(c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employee’s employment or other person’s service at any time or with the right of the Board or stockholders to remove any director.

(d) Taxes. The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

(e) Section 409A. Notwithstanding the other provisions hereof, the Plan and the Awards are intended to comply with the requirements of Section 409A of the Code, to the extent applicable. Accordingly, all provisions herein and with respect to any Awards shall be construed and interpreted such that the Award either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code to the maximum extent possible; provided, however, that in no event shall the Company be obligated to reimburse a Participant or Beneficiary for any additional tax (or related penalties and interest) incurred by reason of application of Section 409A, and the Company makes no representations that Awards are exempt from or comply with Section 409A and makes no undertakings to ensure or preclude that Section 409A will apply to any Awards. If an Award is subject to Section 409A, (A) distributions shall only be made in a manner and upon an event permitted under Section 409A, (B) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Code Section 409A, (C) unless the Award Agreement specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A, and (D) in no event shall a Participant, directly or indirectly, designate the calendar

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year in which a distribution is made except in accordance with Section 409A. Notwithstanding anything herein to the contrary, in the event that any Awards constitute nonqualified deferred compensation under Section 409A of the Code, if (x) the Participant is a “specified employee” of the Company as of the specified employee identification date for purposes of Section 409A (as determined in accordance with the policies and procedures adopted by the Company) and (y) the delivery of any cash or Stock payable pursuant to an Award is required to be delayed for a period of six months after separation from service pursuant to Section 409A, such cash or Stock shall be paid within 15 days after the end of the six-month period. If the Participant dies during such six-month period, the amounts withheld on account of Section 409A shall be paid to the Participant’s Beneficiary within 30 days of the Participant’s death.

(f) Changes to the Plan and Awards.

(i) The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, (subject to Section 4(c)) without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement). The Board or the Committee shall also have the authority to establish separate sub-plans under the Plan with respect to Participants resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

(ii) Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Stock or other securities, or similar transactions), the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs, (B) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs or (C) cancel outstanding Options or SARs with an exercise price above the current Stock price in exchange for cash or other securities.

(g) No Rights to Awards; No Stockholder Rights. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

(h) Company Policies. All Awards made under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

(i) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(k) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law. The validity, construction and effect of

10

the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

(m) Severability. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

(n) Successors and Assigns. The Plan and Award Agreements may be assigned by the Company to any successor to the Company’s business. The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

(o) Effective Date. The amended and restated Plan shall be effective as of the Amendment Effective Date.

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Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 9, 2015.
Vote by Internet
• Go to www.envisionreports.com/LCUT
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories
& Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

A	Proposals — The Board of Directors recommends a vote FOR all nominees for director, FOR Proposal 2 and
FOR Proposal 3.

1. ELECTION OF DIRECTORS Nominees:				+
01 - Jeffrey Siegel	02 - Ronald Shiftan	03 - Craig Phillips	04 - David E. R. Dangoor
05 - Michael J. Jeary	06 - John Koegel	07 - Cherrie Nanninga	08 - Dennis E. Reaves
09 - Michael J. Regan	10 - William U. Westerfield

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain
2.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.	☐	☐	☐	3.	TO APPROVE THE COMPANY’S AMENDED AND RESTATED 2000 LONG-TERM INCENTIVE PLAN.	☐	☐	☐

NOTE:	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

(Please sign proxy as name appears on corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Proxy materials for the Annual Meeting

of Shareholders are available at:

www.envisionreports.com/LCUT

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — LIFETIME BRANDS, INC.

This Proxy is solicited on behalf of the Board of Directors

Jeffrey Siegel and Ronald Shiftan and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and act as proxy with respect to all shares of Common Stock, $.01 par value, of LIFETIME BRANDS, INC. standing in the name of the undersigned on the Company’s books at the close of business on May 1, 2015, at the Annual Meeting of Stockholders to be held at 1000 Stewart Avenue, Garden City, NY 11530, at 10:30 A.M., Eastern Time, on June 10, 2015 or at any adjournment(s) or postponement(s) thereof, as follows on the reverse side.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made with respect to any proposal, this proxy will be voted FOR Proposals 1, 2 and 3, as applicable.

(Continued and to be signed on reverse side.)